                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                                VANECK VIP TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         VanEck Associates Corporation
                      666 Third Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2017

Item 1. Report to Shareholders

SEMI-ANNUAL REPORT June 30, 2017 (unaudited)

VanEck VIP Trust

VanEck VIP Emerging Markets Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2017.

VANECK VIP EMERGING MARKETS FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the VanEck VIP Emerging Markets Fund (the “Fund”) returned 25.72% during the six month period ended June 30, 2017, and outperformed its benchmark, the MSCI Emerging Markets IMI Index (MSCI EM IMI),1 which gained 18.27%, and the MSCI Emerging Markets Index, which was up 18.60%,2 over the same period.

In the first six months of 2017, the winners and losers—both by country and sector—last year were turned on their heads. In particular many large, cyclical, often commodity-based companies, having experienced a banner year in 2016, performed poorly again in 2017—as they had done for a number of years prior. Maintaining a disciplined focus on structural growth, largely eschewing cyclicality served us well in the first six months of 2017. We are pleased to see that stock selection has been the dominant driver of performance, contributing most to short-term and long-term relative outperformance.

Fund Review

In 2017, we witnessed the comeback of growth stocks. Growth outperformed value by approximately 9% and helped the Fund’s relative performance. Small caps, on the other hand, continued to disappoint this year extending their underperformance “spell” compared to large caps to almost 18 months. On a sector level, exposures to the consumer discretionary and financials sectors helped the Fund’s relative performance, while an overweight position in the healthcare sector detracted the most from performance. On a country level, China was the main contributor to the Fund’s performance. It was followed by Brazil and Russia. The largest detractors from relative performance were Taiwan and South Korea.

Our top performing stocks were dominated by three companies from China (including Hong Kong). The two others came from South Korea and India. Our top holding, Samsung Electronics Co., Ltd. (6.0% of Fund net assets†), based in South Korea, manufactures a wide range of consumer electronics, information technology, and mobile communication products. Its semiconductor business manufactures a wide range of memory chips. Supply in that industry is becoming more concentrated, while the uses are becoming more broad-based, significantly reducing cyclicality. The company benefited from significant earnings upgrades, with expectations for 2017 earnings increasing by over 25% over the first six months of the year.

1

VANECK VIP EMERGING MARKETS FUND

(unaudited) (continued)

Two of the Chinese investments are involved in the Internet sector. Tencent Holdings Ltd. and Alibaba Group Holding Ltd. (5.5% and 5.3% of Fund net assets, respectively†) both reported strong operations, maintained very visible growth (despite their scale), and continued to offer exciting earnings growth prospects as their quasi-monopolistic positions broadened and deepened. TAL Education Group (1.4% of Fund net assets†), continues to leverage and monetize successfully its K-12 tutorial offering.

Yes Bank Ltd. (sold by Fund by period end), a private sector bank in India, benefited not only from both improving loan growth and widening lending spreads, but also as a result of a more realistic appraisal of the effects of the “demonetization” that took place in November 2016. Following a successful fund raising and multiple expansions, we exited our position because the company’s valuation had become too rich for our disciplined growth at a reasonable price (GARP) approach.

Five detractors from performance during the six month period were from around the globe. Russia’s dominant bank, Sberbank of Russia OJSC (1.7% of Fund net assets†), suffered from a correction in the Russian market driven potentially by a drop in crude oil prices.

South African Rhodes Food Group Holdings Ltd. (0.6% of Fund net assets†) is a producer of fresh, frozen, and long life convenience meal solutions. The company has more rand-related costs than revenues, and despite potential issues, the rand actually strengthened over the first six months of the year. Brazilian car rental company Movida Participações (1.0% of Fund net assets†) was victim of the continuing economic and political uncertainty in the country, but we believe the company is significantly undervalued and have patiently accumulated our investment.

The Fund finally sold its remaining position in Magnit PJSC (sold by Fund by period end), a modern retailer in Russia. The Russian consumer is spending conservatively, and we expect Magnit’s revenue and margins to be under pressure for some time.

The performance of Syngene International Ltd. (0.6% of Fund net assets†), a small but fast growing pharmaceutical company in India, suffered from a fire at its facility in December.

We have now had formal indication that China A-shares will be included in the Fund’s benchmark index, albeit with a small weighting. Although currently the weighting is modest, it should be easier for stocks to be added incrementally to increase the weighting of A-shares in the index.

2

We believe this vindicates the Fund’s decision to be a relative early investor in China A-Shares.

Strategy and Outlook

There are always concerns about emerging markets. One of the reasons that emerging markets have outperformed in the first half of 2017 is that most of these concerns have dissipated—at least temporarily allowing the underlying fundamentals to shine through.

Globally, concerns remain about the U.S. dollar rates and protectionism. As long as the U.S. dollar remains at its current levels, or weakens, that is satisfactory. A rapid acceleration of the dollar would be a significant headwind for emerging markets. We remain quite cautious about the ability, or desire, of central banks to normalize and increase rates. However, even if they do so at the short end, typically, unless they make a mistake (i.e., they do too much) then the result is usually good for emerging markets: it indicates better growth. Vis-à-vis protectionism, it appears to be further off the agenda right now.

Looking at the asset class as a whole, the macroeconomic vulnerability of emerging markets is currently at very low levels compared to what it has been in the past, and certainly compared to even just the “taper tantrum”3 in 2013. Nearly every country is in better shape, whether in terms of current account deficits, fiscal deficits, and short-term debt versus total external debt, or PMIs (private mortgage insurance).

On the microeconomic or corporate level, we have over the last year seen better earnings results. For 12 consecutive months emerging markets corporate earnings have been upgraded. We have seen this happen a handful of times in the last 20 years or so. Each time it has been positive for the market. However these upgrades have not related just to commodities, they have been broad based.

In addition, and importantly, operating cash flow is strong and increasing, and capex is declining, which is leading to not only increasing but also historically high free cash flow. Since there is low leverage in emerging markets, this ought to result in more cash being available for companies to pay out to shareholders either by way of dividends or though share buybacks.

Looking at individual countries, while China may have had a good first quarter in macro terms, our expectations for the rest of the year are that the economy will be slightly weaker. But we do not believe there is anything to worry about. There has been some prudential tightening in an

3

VANECK VIP EMERGING MARKETS FUND

(unaudited) (continued)

attempt to try to clean up some of the balance sheet issues that exist. But these affect only certain aspects of the Chinese economy.

In India, while reforms may be progressing, the concern is that there is still a reasonably large bad debt issue in the banking sector which is not evenly recognized among the banks. We believe there has to be some recapitalization among banks, and probably some mergers and acquisitions, but everything needs to be done on a level basis. The central bank in India is enforcing normalization of bad debt recognition and some issues may arise in this respect. However, once banks have been recapitalized, then both a credit and capex cycle can be started. Each has been noticeably absent.

Mexico bounced back very strongly in the first quarter following concerns in the last quarter of 2016. We believe the economy is, effectively, normalizing. Although there are challenges going forward, the economy seems to be on a reasonably firm footing.

In Brazil, as the economics continue to be challenging and the tentacles of corruption spread further, the prospects for reform appear to recede. However, what the Fund owns in Brazil is not too economically sensitive, and the investment thesis is principally idiosyncratic.

South African confidence remains depressed because of political uncertainty and an administration that appears to not be business friendly. However, we believe that corporate management in the country continues to be among the best in the emerging markets and we can still find companies that, while based in South Africa, derive a significant portion of their revenues and/or earnings overseas, thereby providing something of a hedge for rand weakness.

The Fund is subject to the risks associated with its investments in emerging markets securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, illiquid securities, and small- or mid-cap companies. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus for information on these and other risk considerations.

4

We appreciate your participation in the VanEck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple	Angus Shillington
Portfolio Manager	Deputy Portfolio Manager

July 19, 2017

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at net asset value (NAV). Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

†   All Fund assets referenced are Total Net Assets as of June 30, 2017.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not

5

VANECK VIP EMERGING MARKETS FUND

(unaudited) (continued)

securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	On April 1, 2017, the MSCI Emerging Markets Investable Markets Index (MSCI EM IMI) replaced the MSCI Emerging Markets Index (MSCI EM) as the Fund’s broad-based benchmark index. The Fund changed indexes as it believes the MSCI EM IMI is more representative of the emerging markets all capitalization universe.

MSCI Emerging Markets Investable Markets Index (MSCI EM IMI) is an all-market capitalization index that is designed to measure equity market performance of 24 emerging markets countries. Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

[2]	MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted large- and mid-capitalization index that is designed to measure equity market performance of 24 emerging markets countries.

[3]	Taper tantrum is the term used to refer to the 2013 surge in U.S. Treasury yields, which resulted from the Federal Reserve’s use of tapering to gradually reduce the amount of money it was feeding into the economy. The taper tantrum ensued when investors panicked in reaction to news of this tapering and drew their money rapidly out of the bond market, which drastically increased bond yields.

TOP TEN EQUITY HOLDINGS*

June 30, 2017 (unaudited)

Samsung Electronics Co. Ltd.	6.0%
Tencent Holdings Ltd.	5.5%
Alibaba Group Holding Ltd.	5.3%
Naspers Ltd.	3.1%
JD.com, Inc.	2.5%
HDFC Bank Ltd.	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2%
Bank Rakyat Indonesia Tbk PT	2.1%
Ping An Insurance Group Co. of China Ltd.	2.0%
CP ALL PCL	2.0%

*Percentage of net assets. Portfolio is subject to change.

6

VANECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 to June 30, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

VANECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1,
	January 1,	June 30,	2017 - June 30,
	2017	2017	2017
VanEck VIP Emerging Markets Fund
Initial Class
Actual	$1,000.00	$1,257.20	$6.66
Hypothetical**	$1,000.00	$1,018.89	$5.96
Class S
Actual	$1,000.00	$1,253.30	$9.78
Hypothetical**	$1,000.00	$1,016.12	$8.75

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2017), of 1.19% on Initial Class Shares and 1.75% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

8

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 87.4%

Argentina: 1.1%
95,500	Grupo Supervielle SA (ADR)	$1,726,640

Brazil: 4.4%
94,200	BB Seguridade Participacoes SA	814,643
105,900	CVC Brasil Operadora e Agencia de Viagens SA	1,035,377
188,400	Fleury SA	1,524,079
505,000	Movida Participacoes SA *	1,524,344
40,000	Ouro Fino Saude Animal Participacoes SA	379,728
97,000	Smiles SA	1,767,895
		7,046,066
China / Hong Kong: 31.7%
278,000	AIA Group Ltd. #	2,033,948
59,940	Alibaba Group Holding Ltd. (ADR) *	8,445,546
1,404,000	Beijing Capital International Airport Co. Ltd. #	1,977,476
3,376,000	Beijing Enterprises Water Group Ltd. #	2,619,886
447,932	Beijing Originwater Technology Co. Ltd.	1,232,234
3,588,969	China Animal Healthcare Ltd. * # §	0
32,250	China Lodging Group Ltd. (ADR) *	2,601,930
1,288,000	China Maple Leaf Educational Systems Ltd. #	1,052,213
1,257,000	China Medical System Holdings Ltd. #	2,173,433
Number of Shares		Value

China / Hong Kong: (continued)
554,000	China Resources Phoenix Healthcare Holdings Co. Ltd. #	$682,484
1,044,000	Fu Shou Yuan International Group Ltd. #	629,778
345,000	Galaxy Entertainment Group Ltd. #	2,093,909
99,650	JD.com, Inc. (ADR) *	3,908,273
21,200	Kweichow Moutai Co. Ltd. #	1,476,068
1,661,600	Man Wah Holdings Ltd. #	1,491,565
492,000	Ping An Insurance Group Co. of China Ltd. #	3,240,998
236,000	Shenzhou International Group Holdings Ltd. #	1,551,788
256,000	Sinopharm Group Co. Ltd. #	1,156,585
18,430	TAL Education Group (ADR)	2,254,173
228,000	Techtronic Industries Co. #	1,047,659
243,000	Tencent Holdings Ltd. #	8,717,609
		50,387,555
Egypt: 0.7%
255,750	Commercial International Bank Egypt SAE	1,128,010
India: 6.7%
1,290,000	Ashok Leyland Ltd. #	1,872,597
115,000	Cholamandalam Investment and Finance Co. Ltd. #	1,992,319

See Notes to Financial Statements

9

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

India: (continued)
78,000	HDFC Bank Ltd. #	$2,009,145
18,600	HDFC Bank Ltd. (ADR)	1,617,642
185,800	Phoenix Mills Ltd. #	1,312,577
60,000	Strides Shasun Ltd. #	925,758
131,278	Syngene International Ltd. * # Reg S 144A	953,922
		10,683,960
Indonesia: 2.5%
2,932,000	Bank Rakyat Indonesia Tbk PT #	3,345,512
1,756,000	Link Net Tbk PT	681,846
		4,027,358
Kenya: 1.5%
10,666,000	Safaricom Ltd.	2,314,224
Malaysia: 0.8%
602,000	Malaysia Airports Holdings Bhd	1,200,452
Mexico: 3.5%
140,000	Banregio Grupo Financiero SAB de CV	887,113
21,360	Fomento Economico Mexicano SAB de CV (ADR)	2,100,542
476,000	Qualitas Controladora SAB de CV *	793,388
631,000	Unifin Financiera SAPI de CV SOFOM ENR	1,732,849
		5,513,892
Peru: 1.1%
9,760	Credicorp Ltd. (USD)	1,750,846
Number of Shares		Value

Philippines: 3.0%
2,430,000	Ayala Land, Inc. #	$1,914,427
614,200	International Container Terminal Services, Inc. #	1,189,716
944,000	Robinsons Retail Holdings, Inc. #	1,625,957
		4,730,100
Poland: 0.5%
9,999	KRUK SA #	830,869
Russia: 2.6%
262,000	Sberbank of Russia (ADR)	2,722,180
51,000	Yandex NV (USD) *	1,338,240
		4,060,420
South Africa: 5.3%
552,944	Advtech Ltd.	754,447
32,000	Aspen Pharmacare Holdings Ltd. #	702,153
25,100	Naspers Ltd. #	4,943,011
559,000	Rhodes Food Group Pty Ltd. #	973,309
947,924	Transaction Capital Ltd.	1,068,747
		8,441,667
South Korea: 1.9%
1,560	NAVER Corp. #	1,143,528
4,150	Samsung Biologics Co. Ltd. * # Reg S 144A	1,058,621
12,765	Soulbrain Co. Ltd. #	830,230
		3,032,379
Spain: 1.8%
126,803	CIE Automotive SA #	2,915,208

See Notes to Financial Statements

10

Number of Shares		Value

Switzerland: 1.6%
18,300	Luxoft Holding, Inc. (USD) *	$1,113,555
46,900	Wizz Air Holdings Plc (GBP) * # Reg S 144A	1,478,964
		2,592,519
Taiwan: 6.6%
68,000	Airtac International Group #	803,693
430,000	Basso Industry Corp. #	1,201,639
324,000	Chroma ATE, Inc. #	1,043,748
14,000	Largan Precision Co. Ltd. #	2,229,004
135,654	Poya Co. Ltd. #	1,722,008
510,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	3,484,429
		10,484,521
Thailand: 3.3%
318,000	CP ALL PCL (NVDR) #	587,059
1,758,000	CP ALL PCL #	3,245,460
932,400	Srisawad Power 1979 PCL (NVDR) #	1,377,887
		5,210,406
Turkey: 3.2%
136,283	AvivaSA Emeklilik ve Hayat AS	790,945
192,000	Tofas Turk Otomobil Fabrikasi AS #	1,576,981
5,314,043	Turkiye Sinai Kalkinma Bankasi AS #	2,144,720
80,742	Ulker Biskuvi Sanayi AS #	509,457
		5,022,103
Number of Shares		Value

United Arab Emirates: 0.5%
28,500	NMC Health Plc (GBP) #	$812,113
United Kingdom: 1.6%
56,200	Bank of Georgia Holdings Plc #	2,556,685
1,235,312	Hirco Plc * # §	0
		2,556,685
United States: 1.5%
546,300	Samsonite International SA (HKD) #	2,282,330
Total Common Stocks (Cost: $109,998,943)		138,750,323
PREFERRED STOCKS: 7.8%

Brazil: 0.7%
101,760	Itau Unibanco Holding SA	1,128,824
Colombia: 1.1%
160,000	Banco Davivienda SA	1,768,278
South Korea: 6.0%
5,863	Samsung Electronics Co. Ltd. #	9,559,609
Total Preferred Stocks (Cost: $9,627,277)		12,456,711
REAL ESTATE INVESTMENT TRUSTS: 1.4%

Mexico: 1.4%
663,000	Concentradora Hipotecaria SAPI de CV	828,898
766,330	TF Administradora Industrial, S de RL de CV	1,410,735
Total Real Estate Investment Trusts (Cost: $2,406,826)		2,239,633

See Notes to Financial Statements

11

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

MONEY MARKET FUND: 3.9% (Cost: $6,206,281)
6,206,281	AIM Treasury Portfolio—Institutional Class	$6,206,281
Total Investments: 100.5% (Cost: $128,239,327)		159,652,948
Liabilities in excess of other assets: (0.5)%		(848,731)
NET ASSETS: 100.0%		$158,804,217

ADR	American Depositary Receipt
GBP	British Pound
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $99,100,044 which represents 62.4% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $3,491,507, or 2.2% of net assets.

See Notes to Financial Statements

12

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	21.8%	$34,830,184
Consumer Staples	6.6	10,517,852
Financials	23.5	37,462,188
Health Care	6.5	10,368,876
Industrials	7.1	11,279,476
Information Technology	23.2	37,075,268
Materials	0.5	830,230
Real Estate	3.4	5,466,637
Telecommunication Services	1.9	2,996,070
Utilities	1.6	2,619,886
Money Market Fund	3.9	6,206,281
	100.0%	$159,652,948

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Argentina	$1,726,640	$—	$—	$1,726,640
Brazil	7,046,066	—	—	7,046,066
China / Hong Kong	18,442,156	31,945,399	0	50,387,555
Egypt	1,128,010	—	—	1,128,010
India	1,617,642	9,066,318	—	10,683,960
Indonesia	681,846	3,345,512	—	4,027,358
Kenya	2,314,224	—	—	2,314,224
Malaysia	1,200,452	—	—	1,200,452
Mexico	5,513,892	—	—	5,513,892
Peru	1,750,846	—	—	1,750,846
Philippines	—	4,730,100	—	4,730,100
Poland	—	830,869	—	830,869
Russia	4,060,420	—	—	4,060,420
South Africa	1,823,194	6,618,473	—	8,441,667
South Korea	—	3,032,379	—	3,032,379
Spain	—	2,915,208	—	2,915,208
Switzerland	1,113,555	1,478,964	—	2,592,519
Taiwan	—	10,484,521	—	10,484,521
Thailand	—	5,210,406	—	5,210,406
Turkey	790,945	4,231,158	—	5,022,103
United Arab Emirates	—	812,113	—	812,113
United Kingdom	—	2,556,685	0	2,556,685
United States	—	2,282,330	—	2,282,330

See Notes to Financial Statements

13

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Preferred Stocks
Brazil	$1,128,824	$—	$—	$1,128,824
Colombia	1,768,278	—	—	1,768,278
South Korea	—	9,559,609	—	9,559,609
Real Estate Investment Trusts*	2,239,633	—	—	2,239,633
Money Market Fund	6,206,281	—	—	6,206,281
Total	$60,552,904	$99,100,044	$0	$159,652,948

* See Schedule of Investments for security type and geographic country breakouts.

During the period ended June 30, 2017, transfers of securities from Level 1 to Level 2 were $3,484,124 and transfers from Level 2 to Level 1 were $6,258,112. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2017:

	Common Stocks
	China / Hong Kong	United Kingdom
Balance as of December 31, 2016	$240,669	$0
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(240,669)	0
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of June 30, 2017	$0	$0

See Notes to Financial Statements

14

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (unaudited)

Assets:
Investments, at value (Cost $128,239,327)	$159,652,948
Cash denominated in foreign currency, at value (Cost $784,381)	784,211
Receivables:
Investments sold	1,562,697
Shares of beneficial interest sold	64,987
Dividends	326,908
Prepaid expenses	530
Total assets	162,392,281
Liabilities:
Payables:
Investments purchased	2,434,946
Shares of beneficial interest redeemed	687,704
Due to Adviser	130,066
Due to Distributor	5
Deferred Trustee fees	48,131
Accrued expenses	287,212
Total liabilities	3,588,064
NET ASSETS	$158,804,217
Initial Class Shares:
Net Assets	$158,776,004
Shares of beneficial interest outstanding	12,202,907
Net asset value, redemption and offering price per share	$13.01
Class S Shares:
Net Assets	$28,213
Shares of beneficial interest outstanding	2,183
Net asset value, redemption and offering price per share	$12.92
Net Assets consist of:
Aggregate paid in capital	$136,436,138
Net unrealized appreciation	31,189,079
Undistributed net investment income	331,822
Accumulated net realized loss	(9,152,822)
$158,804,217

See Notes to Financial Statements

15

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2017 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $137,794)		$1,358,424
Expenses:
Management fees	$700,645
Distribution fees — Class S Shares	25
Transfer agent fees — Initial Class Shares	8,233
Transfer agent fees — Class S Shares	4,998
Custodian fees	48,340
Professional fees	37,247
Reports to shareholders	22,706
Insurance	3,587
Trustees’ fees and expenses	7,995
Interest	2
Other	9,181
Total expenses	842,959
Waiver of management fees	(4,965)
Net expenses		837,994
Net investment income		520,430
Net realized gain on:
Investments (net of foreign taxes of $181,480)		4,322,596
Foreign currency transactions and foreign denominated assets and liabilities		1,503
Net realized gain		4,324,099
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $14,316)		26,846,884
Foreign currency transactions and foreign denominated assets and liabilities		1,593
Net change in unrealized appreciation (depreciation)		26,848,477
Net Increase in Net Assets Resulting from Operations		$31,693,006

See Notes to Financial Statements

16

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017	Year Ended December 31, 2016†
	(unaudited)
Operations:
Net investment income	$520,430	$874,125
Net realized gain (loss)	4,324,099	(13,267,513)
Net change in unrealized appreciation (depreciation)	26,848,477	12,272,064
Net increase (decrease) in net assets resulting from operations	31,693,006	(121,324)
Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	(628,893)	(572,076)
Class S Shares	(86)	—
	(628,979)	(572,076)
Net realized capital gains
Initial Class Shares	—	(619,749)
Total dividends and distributions	(628,979)	(1,191,825)
Share transactions*:
Proceeds from sale of shares
Initial Class Shares	23,600,800	23,055,188
Class S Shares	13,936	10,010
	23,614,736	23,065,198
Reinvestment of dividends and distributions
Initial Class Shares	628,893	1,191,825
Class S Shares	86	—
	628,979	1,191,825
Cost of shares redeemed
Initial Class Shares	(18,236,031)	(29,236,352)
Class S Shares	(112)	—
	(18,236,143)	(29,236,352)
Net increase (decrease) in net assets resulting from share transactions	6,007,572	(4,979,329)
Total increase (decrease) in net assets	37,071,599	(6,292,478)
Net Assets:
Beginning of period	121,732,618	128,025,096
End of period (including undistributed net investment income of $331,822 and $440,371, respectively)	$158,804,217	$121,732,618
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	1,978,864	2,203,274
Shares reinvested	57,644	126,925
Shares redeemed	(1,532,539)	(2,819,100)
Net increase (decrease)	503,969	(488,901)
Class S Shares:
Shares sold	1,217	967
Shares reinvested	8	—
Shares redeemed	(9)	—
Net increase	1,216	967
†	Inception date of Class S Shares was May 2, 2016.

See Notes to Financial Statements

17

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	For the Six
	Months
	Ended		Initial Class Shares
	June 30,		Year Ended December 31,
	2017		2016		2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$10.40		$10.50		$12.95	$14.90	$13.50	$10.40
Income from investment operations:
Net investment income	0.04		0.08		0.09	0.10	0.07	0.07
Net realized and unrealized gain (loss) on investments	2.62		(0.08)		(1.80)	(0.23)	1.54	3.03
Total from investment operations	2.66		—	(b)	(1.71)	(0.13)	1.61	3.10
Less dividends and distributions from:
Net investment income	(0.05)		(0.05)		(0.07)	(0.08)	(0.21)	—
Net realized capital gains	—		(0.05)		(0.67)	(1.74)	—	—
Total dividends and distributions	(0.05)		(0.10)		(0.74)	(1.82)	(0.21)	—
Redemption fees	—		—		—	—	—	— (b)
Net asset value, end of period	$13.01		$10.40		$10.50	$12.95	$14.90	$13.50
Total return (a)	25.72	%(c)	0.10%		(13.99)%	(0.41)%	12.02%	29.81%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$158,776		$121,723		$128,025	$153,436	$167,932	$171,456
Ratio of gross expenses to average net assets	1.19	%(d)	1.18%		1.14%	1.17%	1.23%	1.23%
Ratio of net expenses to average net assets	1.19	%(d)	1.18%		1.14%	1.17%	1.23%	1.23%
Ratio of net expenses, excluding interest expense, to average net assets	1.19	%(d)	1.19	%(e)	1.13%	1.17%	1.22%	1.23%
Ratio of net investment income to average net assets	0.74	%(d)	0.70%		0.71%	0.69%	0.56%	0.55%
Portfolio turnover rate	26	%(c)	62%		65%	85%	83%	93%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Amount represents less than $0.005 per share
(c)	Not annualized
(d)	Annualized
(e)	Excludes reimbursement from prior year custodial charge of 0.02%

See Notes to Financial Statements

18

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class S Shares
	For the Six		May 2, 2016 (a)
	Months Ended		through
	June 30,		December 31,
	2017		2016
	(unaudited)
Net asset value, beginning of period	$10.36		$10.35
Income from investment operations:
Net investment income	0.01		0.01
Net realized and unrealized gain (loss) on investments	2.60		—	(b)
Total from investment operations	2.61		0.01
Less dividends from:
Net investment income	(0.05)		—
Net asset value, end of period	$12.92		$10.36
Total return (c)	25.33	%(d)	0.10	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 28		$ 10
Ratio of gross expenses to average net assets	50.58	%(e)	30.43	%(e)
Ratio of net expenses to average net assets	1.75	%(e)	1.75	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	1.75	%(e)	1.75	%(e)
Ratio of net investment income to average net assets	0.28	%(e)	0.12	%(e)
Portfolio turnover rate	26	%(d)	62	%(d)(f)
(a)	Commencement of operations
(b)	Amount represents less than $0.005 per share
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized
(e)	Annualized
(f)	Portfolio turnover is calculated at the fund level and represents a one year period

See Notes to Financial Statements

19

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures

See Notes to Financial Statements

20

contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:
21

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-
22

consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. At June 30, 2017, the Fund held no warrants.

G.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the period ended June 30, 2017.

H.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the specific identified cost basis. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 which are reflected in the Financial Highlights.
23

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.50% of average daily net assets for Initial Class Shares and 1.75% of average daily net assets for Class S Shares. For the period ended June 30, 2017, the Adviser waived management fees in the amount of $4,965.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares.

Note 5—Investments—For the period ended June 30, 2017, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $36,285,729 and $34,954,018, respectively.

24

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2017 was $128,583,687 and net unrealized appreciation aggregated to $31,069,261, of which $37,105,525 related to appreciated securities and $6,036,264 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders for the year ended December 31, 2016 was as follows:

Ordinary income	$579,946
Long-term capital gains	611,879
$1,191,825

The tax character of current year distributions will be determined at the end of the current fiscal year.

At December 31, 2016, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration	Post-Effective No Expiration
Long-Term Capital Losses	Short-Term Capital Losses
$7,990,296	$5,263,942

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. The Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2017, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

25

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

The Fund may invest directly in the Russian local market. As a result of events involving Ukraine and the Russian Federation, the United States and the European Union (“EU”) have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Fund.

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the EU by the end of March 2019. There is uncertainty on exactly how the withdrawal will take place and the terms of the Brexit deal. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

At June 30, 2017, the shareholder account of one insurance company and the Adviser, respectively, owned approximately 55% and 44% of the Fund’s Class S Shares. The aggregate shareholder accounts of two insurance companies owned approximately 67% and 16% of the Initial Class Shares.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” on the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2017, the Fund had no borrowings under the Facility.

Note 10—Recent Accounting Pronouncements and Regulatory Requirements—In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to

26

certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

27

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2017 (unaudited)

VANECK VIP EMERGING MARKETS FUND

(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 23, 2017, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 6, 2017 and June 22 and 23, 2017 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio
28

management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods (as applicable) ended March 31, 2017 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a subgroup of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”), and (iii) an appropriate benchmark index;

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2016 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;
29

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

(unaudited) (continued)

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Fund with intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to the Fund by the
30

Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Fund);

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITSs, one or more of which may invest in

31

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

(unaudited) (continued)

the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended March 31, 2017, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2016.

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Peer Group medians over the five- and ten-year periods, but had underperformed its Category and Peer Group medians for the one-and three-year periods. The Board also noted that the Fund had outperformed its benchmark index over the five-year period but had underperformed its benchmark index for the one-, three-, and ten-year periods. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the advisory fee rate and the total expense ratio, net of waivers or reimbursements, for the Fund were lower than the median advisory fee rate and the median expense ratio for its Peer Group. The Board also noted that the advisory fee rate for the Fund was equal to the median advisory fee rate for its Category while the total expense ratio, net of waivers or reimbursements, for the Fund was higher than the median expense ratio for its Category. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2018 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions).

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

32

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Fund invests and the volatility of cash flows into and out of the Fund through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are deemed not to be excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, any economies of scale being realized are currently being shared by the Adviser and the Fund, and that adding or modifying existing (if any) breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

33

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPEMSAR

SEMI-ANNUAL REPORT June 30, 2017 (unaudited)

VanEck VIP Trust

VanEck VIP Global Gold Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2017.

VANECK VIP GLOBAL GOLD FUND

June 30, 2017 (unaudited)

Dear Shareholder:

The Class S shares of the VanEck VIP Global Gold Fund (the “Fund”) rose 9.72% during the six months ended June 30, 2017, outperforming the NYSE Arca Gold Miners Index1 (GDMNTR) which gained 5.29% for the same period. The small-cap gold mining stocks, as represented by the MVISTM Global Junior Gold Miners Index2 (MVGDXJTR) gained 3.47%.

During this period, the Fund’s outperformance compared to its benchmark largely stemmed from its overweight exposure to junior gold mining companies, specifically among junior developers, and mid-tier gold mining companies. Collectively, the contribution from the Fund’s positions in junior developers and mid-tiers was significantly more than the contribution the benchmark gained from these segments of the equity market.

Gold Sector Overview

■	Gold closed at $1,241.55 per ounce on June 30, 2017, up $89.29 per ounce or 7.75% during the six month period.

■	Gold had an encouraging start to the year as markets began to reflect reality following the irrational euphoria that followed the November U.S. presidential election with the risks of a Trump presidency coming into clearer focus.

■	By mid-January gold had moved through the $1,200 level and managed to hold this level through the first quarter despite mixed economic statistics and the implementation by the U.S. Federal Reserve (Fed) of its first 2017 rate hike on March 15.

■	A weaker U.S. dollar, upticks in inflation, political activity in the U.S. and continued global geopolitical uncertainty, we believe, were also supportive of gold earlier in the year.

■	In the first part of April, gold gained support from weaker than expected U.S. economic data and resumed weakness in the U.S. dollar.

■	In early May the outcome of the French presidential election fueled risk-on sentiment and pushed gold down.

■	Fed raised rates for the fourth time in this rate hiking cycle. A common pattern emerged for the first three rate hikes with gold price weakness ahead of the hikes, followed by a rally to higher prices immediately after each hike. This pattern then changed, as gold
1

VANECK VIP GLOBAL GOLD FUND

(unaudited) (continued)

reached its high for the year ($1,298 per ounce) on June 7 before the hike and subsequently trended lower for the rest of the month.

■	Gold came under pressure again as hawkish statements by the Fed following the Federal Open Market Committee (FOMC) meeting raised the odds of a fifth rate increase later in 2017.

Fund Review

At the end of June 2017, the Fund was almost fully invested in equities, with cash holdings representing 0.5% of net assets. The Fund held no gold bullion during the period under review.

There were no material changes to the portfolio or its allocations during the first half of the year.

Among the Fund’s top holdings, Fresnillo (4.5% of Fund net assets†) outperformed significantly, gaining 29.4% during the first six months of the year. We believe this outperformance reflects the company’s attractive valuation which is supported by a portfolio of high quality assets and an excellent growth profile.

Continental Gold (3.7% of Fund net assets†) underperformed (falling 10.4%). We believe the underperformance is related to heavy selling of Continental shares following an index announcement on April 12 indicating a rule change for the MVISTM Global Junior Gold Miners Index. The change resulted in Continental’s weight in the index being reduced. We believe Continental shares are valued attractively at present.

Outlook

The market is now in the midst of the summer doldrums, a time when physical demand is at its lowest, trading volumes can be light, and, as we saw in late June and early July, the bears come out to play. The gold price is testing the $1,200 per ounce level for the third time this year. If $1,200 fails, then it will go on to test the $1,175 base of the uptrend that has developed over the past 18 months. Successfully holding above these price levels would be very positive technically and psychologically for the market.

Fundamentally, we believe the market is well supported around current levels because physical demand in India and China continues to improve and geopolitics in the Middle East and Korea along with uncertainty surrounding the U.S. political climate benefit gold. The U.S. dollar

2

appears to be in decline and positioning in the futures market suggests that there could be more buying ahead.

We continue to be positive on the gold price in the longer term. Based on what we see and hear every day, all of us can think of possible “black swan”3 events that might propel gold much higher. When we look at the economic cycle in the U.S., we find a more compelling investment case. Gold would likely benefit from U.S. dollar weakness if the Fed is unable to raise rates later this year.

In the longer term, when the economy and markets eventually see a downturn, the risks to the financial system will probably be substantial. Historically, excessive leverage is the core cause of financial upheaval. A shrinking economy magnifies debt problems and, with interest rates still far below normal, would likely see the Fed again resort to quantitative easing and maybe more extreme intervention, such as debt monetization. Gold as a sound money alternative can act as a hedge against such risks.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and small- or mid-cap companies. The Fund is also subject to inflation risk, market risk, non-diversification risk, leverage risk, and risks of investments in a wholly owned subsidiary. Please see the prospectus for information on these and other risk considerations.

3

VANECK VIP GLOBAL GOLD FUND

(unaudited) (continued)

We appreciate your continued investment in the VanEck VIP Global Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster Portfolio Manager	Imaru Casanova Deputy Portfolio Manager

July 19, 2017

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at net asset value (NAV). Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

†	All Fund assets referenced are Total Net Assets as of June 30, 2017.
4

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	MVISTM Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

[3]	Financial Times Lexicon: “An event or occurrence that deviates beyond what is normally expected of a situation and that would be extremely difficult to predict.” This term was popularized by Nassim Nicholas Taleb’s book “The Black Swan: The Impact of the Highly Improbable. Mr Taleb is a finance professor and former Wall Street trader.” http://lexicon.ft.com/Term?term=black-swan.

TOP TEN EQUITY HOLDINGS*

June 30, 2017 (unaudited)

B2Gold Corp.	6.4%
Agnico-Eagle Mines Ltd.	4.8%
Fresnillo plc	4.5%
Evolution Mining Ltd.	4.4%
Newmont Mining Corp.	4.1%
Alamos Gold, Inc.	3.7%
Continental Gold, Inc.	3.7%
Torex Gold Resources, Inc.	3.5%
Randgold Resources Ltd.	3.2%
Royal Gold, Inc.	3.0%
* Percentage of net assets. Portfolio is subject to change.
5

VANECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 to June 30, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period* January 1, 2017 - June 30, 2017
Van Eck VIP Global Gold Fund
Actual	$1,000.00	$1,097.20	$7.54
Hypothetical**	$1,000.00	$1,017.60	$7.25

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2017), of 1.45%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
7

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 103.1%

Australia: 13.4%
574,118	Cardinal Resources Ltd. * #	$233,807
512,592	Evolution Mining Ltd. #	951,398
979,465	Gold Road Resources Ltd. * #	505,186
27,700	Newcrest Mining Ltd. #	429,897
99,600	Northern Star Resources Ltd. #	364,383
66,539	OceanaGold Corp. (CAD)	200,623
214,100	Saracen Mineral Holdings Ltd. * #	192,823
		2,878,117
Canada: 73.0%
6,537	Agnico-Eagle Mines Ltd.	294,790
16,100	Agnico-Eagle Mines Ltd. (USD)	726,432
1,100	Alamos Gold, Inc.	7,804
108,440	Alamos Gold, Inc. (USD)	778,599
191,900	Argonaut Gold, Inc. *	350,712
2,700	Asanko Gold, Inc. *	4,143
62,900	Asanko Gold, Inc. (USD) *	96,237
133,900	Atacama Pacific Gold Corp. *	72,278
202,775	AuRico Metals, Inc. *	178,257
25,880	AuRico Metals, Inc. (USD) *	22,516
38,100	Auryn Resources, Inc. *	89,609
32,917	B2Gold Corp. *	92,649
453,571	B2Gold Corp. (USD) *	1,274,534
24,500	Barrick Gold Corp. (USD)	389,795
114,700	Bear Creek Mining Corp. *	185,742
218,000	Belo Sun Mining Corp. *	100,864
154,088	Bonterra Resources, Inc. *	54,658
Number
of Shares		Value

Canada: (continued)
296,000	Bonterra Resources, Inc. * # § ø	$104,997
84,863	Brio Gold, Inc. *	163,601
176,000	Columbus Gold Corp. *	96,361
266,843	Continental Gold, Inc. *	786,043
69,150	Corvus Gold, Inc. *	39,993
21,000	Corvus Gold, Inc. (USD) *	11,216
28,652	Detour Gold Corp. *	335,393
189,600	Eastmain Resources, Inc. *	48,248
107,019	First Mining Finance Corp. *	54,467
20,400	Fortuna Silver Mines, Inc. (USD) *	99,756
61,906	Gold Standard Ventures Corp. (USD) *	105,859
39,700	Goldcorp, Inc. (USD)	512,527
87,400	Guyana Goldfields, Inc. *	409,772
93,000	IAMGOLD Corp. (USD) *	479,880
786,670	Integra Gold Corp. *	570,226
136,400	Kinross Gold Corp. (USD) *	555,148
62,752	Kirkland Lake Gold Ltd.	593,744
134,800	Klondex Mines Ltd. *	454,253
104,000	Leagold Mining Corp. *	189,266
217,242	Liberty Gold Corp. *	67,009
24,800	Lundin Gold, Inc. *	105,182
19,200	MAG Silver Corp. (USD) *	250,368
90,000	Midas Gold Corp. *	49,969
2,500	New Gold, Inc. *	7,943
105,100	New Gold, Inc. (USD) *	334,218
123,864	Newcastle Gold Ltd. *	85,964
38,900	NovaGold Resources, Inc. (USD) *	177,384
296,688	Orezone Gold Corp. *	167,013

See Notes to Consolidated Financial Statements

8

Number
of Shares		Value

Canada: (continued)
46,700	Osisko Mining, Inc. * 144A	$147,648
17,000	Osisko Mining, Inc. *	53,748
130,100	Otis Gold Corp. *	29,094
12,000	Pan American Silver Corp. (USD)	201,840
86,800	Premier Gold Mines Ltd. *	196,116
5,100	Pretium Resources, Inc. *	49,002
24,000	Pretium Resources, Inc. (USD) *	230,640
8,500	Richmont Mines, Inc. * Reg S	66,201
12,500	Richmont Mines, Inc. (USD) *	97,500
19,200	Roxgold, Inc. * 144A	16,582
244,800	Roxgold, Inc. *	211,425
454,000	Rye Patch Gold Corp. *	80,521
318,000	Sabina Gold and Silver Corp. *	490,438
93,700	Semafo, Inc. *	216,042
4,500	Sulliden Mining Capital, Inc. *	902
37,200	TMAC Resources, Inc. * Reg S	416,521
39,870	Torex Gold Resources, Inc. *	760,322
337,900	West African Resources Ltd. * # § ø	87,875
23,400	Wheaton Precious Metals Corp. (USD)	465,426
5,323	Yamana Gold, Inc.	12,848
113,225	Yamana Gold, Inc. (USD)	275,137
		15,681,247
Number
of Shares		Value

Mexico: 4.5%
49,500	Fresnillo Plc (GBP) #	$959,544
United Kingdom: 3.2%
7,700	Randgold Resources Ltd. (ADR)	681,142
United States: 9.0%
27,500	Newmont Mining Corp.	890,725
8,300	Royal Gold, Inc.	648,811
16,654	Tahoe Resources, Inc. (CAD)	143,578
30,500	Tahoe Resources, Inc.	262,910
		1,946,024
Total Common Stocks (Cost: $17,750,484)		22,146,074
WARRANTS: 0.0% (Cost: $0)
Canada: 0.0%
62,450	Liberty Gold Corp. Warrants (CAD 0.90, expiring 05/16/19) *	5,899
MONEY MARKET FUND: 0.5% (Cost: $98,269)
98,269	AIM Treasury Portfolio—Institutional Class	98,269
Total Investments: 103.6% (Cost: $17,848,753)		22,250,242
Liabilities in excess of other assets: (3.6)%		(768,952)
NET ASSETS: 100.0%		$21,481,290

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $3,829,910 which represents 17.8% of net assets.

See Notes to Consolidated Financial Statements

9

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(unaudited) (continued)

§	Illiquid Security – the aggregate value of illiquid securities is $192,872 which represents 0.9% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $164,230, or 0.8% of net assets.
ø	Restricted Security – the aggregate value of restricted securities is $192,872, or 0.9% of net assets.

Restricted securities held by the Fund as of June 30, 2017 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Bonterra Resources, Inc.	02/07/2017	296,000	$62,938	$104,997	0.5%
West African Resources Ltd.	06/23/2017	337,900	81,501	87,875	0.4
			$144,439	$192,872	0.9%

Summary of Investments	% of
by Sector	Investments	Value
Diversified Metals & Mining	3.7%	$817,561
Gold	84.7	18,863,579
Precious Metals & Minerals	6.5	1,453,443
Silver	4.6	1,017,390
Money Market Fund	0.5	98,269
	100.0%	$22,250,242

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$200,623	$2,677,494	$—	$2,878,117
Canada	15,488,375	192,872	—	15,681,247
Mexico	—	959,544	—	959,544
United Kingdom	681,142	—	—	681,142
United States	1,946,024	—	—	1,946,024
Warrants
Canada	5,899	—	—	5,899
Money Market Fund	98,269	—	—	98,269
Total	$18,420,332	$3,829,910	$—	$22,250,242

There were no transfers between levels during the period ended June 30, 2017.

See Notes to Consolidated Financial Statements

10

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (unaudited)

Assets:
Investments, at value (Cost $17,848,753)	$22,250,242
Cash denominated in foreign currency, at value (Cost $16)	16
Receivables:
Investments sold	149,347
Shares of beneficial interest sold	29,058
Dividends	1,046
Prepaid expenses	8,023
Total assets	22,437,732
Liabilities:
Payables:
Investments purchased	164,952
Shares of beneficial interest redeemed	768,118
Due to Adviser	5,313
Due to Distributor	4,512
Deferred Trustee fees	7,681
Accrued expenses	5,866
Total liabilities	956,442
NET ASSETS	$21,481,290
Shares of beneficial interest outstanding	2,877,166
Net asset value, redemption and offering price per share	$7.47
Net Assets consist of:
Aggregate paid in capital	$22,837,639
Net unrealized appreciation	4,401,422
Accumulated net investment loss	(1,293,404)
Accumulated net realized loss	(4,464,367)
$21,481,290

See Notes to Consolidated Financial Statements

11

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2017 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $4,618)		$60,070
Expenses:
Management fees	$81,796
Distribution fees	27,265
Transfer agent fees	11,066
Administration fees	27,265
Custodian fees	13,749
Professional fees	27,183
Reports to shareholders	9,162
Insurance	600
Trustees’ fees and expenses	947
Interest	216
Other	534
Total expenses	199,783
Waiver of management fees	(40,260)
Net expenses		159,523
Net investment loss		(99,453)
Net realized loss on:
Investments		(1,053,177)
Foreign currency transactions and foreign denominated assets and liabilities		(3,091)
Net realized loss		(1,056,268)
Net change in unrealized appreciation (depreciation) on:
Investments		2,897,414
Foreign currency transactions and foreign denominated assets and liabilities		(67)
Net change in unrealized appreciation (depreciation)		2,897,347
Net Increase in Net Assets Resulting from Operations		$1,741,626

See Notes to Consolidated Financial Statements

12

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2017	2016
	(unaudited)
Operations:
Net investment loss	$(99,453)	$(183,976)
Net realized loss	(1,056,268)	(1,861,430)
Net change in unrealized appreciation (depreciation)	2,897,347	4,229,270
Net increase in net assets resulting from operations	1,741,626	2,183,864
Dividends to shareholders from:
Net investment income	(992,773)	(53,580)
Share transactions*:
Proceeds from sale of shares	8,063,320	25,568,826
Reinvestment of dividends	992,773	53,580
Cost of shares redeemed	(7,847,315)	(15,978,774)
Net increase in net assets resulting from share transactions	1,208,778	9,643,632
Total increase in net assets	1,957,631	11,773,916
Net Assets:
Beginning of period	19,523,659	7,749,743
End of period (including accumulated net investment loss of $(1,293,404) and $(201,178), respectively)	$21,481,290	$19,523,659
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	1,044,292	3,072,541
Shares reinvested	126,468	11,473
Shares redeemed	(1,039,906)	(1,941,798)
Net increase	130,854	1,142,216

See Notes to Consolidated Financial Statements

13

VANECK VIP GLOBAL GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	For the Six					For the Period
	Months					April 26, 2013 (a)
	Ended		Year Ended			through
	June 30,		December 31,			December 31,
	2017		2016	2015	2014	2013
	(unaudited)
Net asset value, beginning of period	$7.11		$4.83	$6.42	$6.85	$8.88
Income from investment operations:
Net investment loss	(0.03)		(0.04)	(0.02)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	0.74		2.35	(1.54)	(0.36)	(2.01)
Total from investment operations	0.71		2.31	(1.56)	(0.40)	(2.03)
Less dividends and distributions from:
Net investment income	(0.35)		(0.03)	—	(0.03)	—
Net realized capital gains	—		—	(0.03)	—	—
Total dividends and distributions	(0.35)		(0.03)	(0.03)	(0.03)	—
Net asset value, end of period	$7.47		$7.11	$4.83	$6.42	$6.85
Total return (b)	9.72	%(c)	48.25%	(24.43)%	(5.89)%	(22.86	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$21,481		$19,524	$7,750	$7,599	$4,820
Ratio of gross expenses to average net assets	1.83	%(d)	1.84%	2.46%	2.41%	4.82	%(d)
Ratio of net expenses to average net assets	1.45	%(d)	1.45%	1.45%	1.45%	1.45	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.45	%(d)	1.45%	1.45%	1.45%	1.45	%(d)
Ratio of net investment loss to average net assets	(0.91	)%(d)	(1.00)%	(0.57)%	(0.88)%	(0.55	)%(d)
Portfolio turnover rate	29	%(c)	57%	44%	33%	33	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Consolidated Financial Statements

14

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the wholly owned VIP Gold Fund Subsidiary (the “Subsidiary”). The Fund currently offers a single class of shares: Class S shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and

See Notes to Consolidated Financial Statements

15

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited) (continued)

futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (“the Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments

16

were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The Subsidiary, a Cayman Islands exempted company, was incorporated on January 25, 2013. The Subsidiary acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation. As of June 30, 2017, the Fund held $12,214 in its Subsidiary, representing 0.06% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.
17

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited) (continued)

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Consolidated Schedule of Investments.

G.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at June 30, 2017 are reflected in the Consolidated Schedule of Investments.

H.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the period ended June 30, 2017.
18

I.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least until May 1, 2018, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets. For the period ended June 30, 2017, the Adviser waived management fees in the amount of $40,260.

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Fund per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the period ended June 30, 2017, the Adviser received $27,265 from the Fund pursuant to this contract.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated April 26, 2013. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred

19

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited) (continued)

by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of the Fund’s average daily net assets.

Note 5—Investments—For the period ended June 30, 2017, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $7,187,369 and $6,142,754, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2017 was $20,427,191 and net unrealized appreciation aggregated to $1,823,051, of which $5,091,114 related to appreciated securities and $3,268,063 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders for the year ended December 31, 2016 was as follows:

Ordinary income	$53,580

The tax character of current year distributions will be determined at the end of the current fiscal year.

At December 31, 2016, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration	Post-Effective No Expiration
Long-Term Capital Losses	Short-Term Capital Losses
$1,418,409	$629,051

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s consolidated financial statements. The Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended June 30, 2017, the Fund did not incur any interest or penalties.

20

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the European Union by the end of March 2019. There is uncertainty on exactly how the withdrawal will take place and the terms of the Brexit deal. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

At June 30, 2017, the Adviser owned approximately 2% of the Fund’s outstanding shares of beneficial interest. Additionally, the aggregate shareholder accounts of two insurance companies owned approximately 75% and 20% of the Fund’s outstanding shares of beneficial interest.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan

21

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited) (continued)

is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2017, the average daily loan balance during the 22 day period for which a loan was outstanding amounted to $261,012 and the average interest rate was 2.19%. At June 30, 2017, the Fund had no outstanding borrowings under the Facility.

Note 10—Recent Accounting Pronouncements and Regulatory Requirements—In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the consolidated financial statements were issued.

22

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2017 (unaudited)

VANECK VIP GLOBAL GOLD FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 23, 2017, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 6, 2017 and June 22 and 23, 2017 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio
23

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

(unaudited) (continued)

management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods (as applicable) ended March 31, 2017 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a subgroup of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2016 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	A supplemental report prepared by an independent consultant comparing total management fee rates, which include both advisory and administrative fee rates on a combined basis (the “Management Fee Rates”), and, separately, the administrative fee rates and advisory fee rates with respect to a representative class of shares of the Fund during its fiscal year ended December 31, 2016 with those of the Fund’s (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and
24

the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Fund with
25

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

(unaudited) (continued)

intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to the Fund by the Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Fund);

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology

26

and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITSs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended March 31, 2017, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2016.

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Peer Group median, as well as its benchmark index, for the one- and three-year periods. The Board also noted that the Fund had outperformed its Category median for the one-year period and had equaled its Category median for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the Fund pays an advisory fee, as well as a separate administrative fee. The Board further noted that the fee rate payable for advisory services was lower than the median advisory fee rates of its Peer Group and Category. The Board also noted that the Fund’s total expense ratio, net of waivers or reimbursements, was lower than the median expense ratios of its Peer Group and Category. The Board also noted that the Management Fee Rate (which includes both advisory and administrative fee rates) was equal to the median Management Fee Rates of its Peer Group and Category. The Board further noted that the Adviser has agreed to

27

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

(unaudited) (continued)

waive fees or pay expenses of the Fund through April 2018 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions).

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Fund invests and the volatility of cash flows into and out of the Fund through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are deemed not to be excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, any economies of scale being realized are currently being shared by the Adviser and the Fund, and that adding or modifying existing (if any) breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its

28

consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

29

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGGSAR

SEMI-ANNUAL REPORT June 30, 2017 (unaudited)

VanEck VIP Trust

VanEck VIP Unconstrained Emerging Markets Bond Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2017.

VANECK VIP UNCONSTRAINED
EMERGING MARKETS BOND FUND

June 30, 2017 (unaudited)

Dear Shareholder:

The Initial Class shares of the VanEck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) gained 7.70% over the six month period ended June 30, 2017, while the Fund’s benchmark—a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index Global Diversified Index1 (EMBI) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index2 (GBI-EM)—gained 8.28% over the same period. In terms of those two indices, the GBI-EM local currency3 index was up 10.36%, while the EMBI hard currency4 index returned 6.19% over the six month period.

2017 has been a “risk on” year to date. Up until June 30, we have seen local currency bonds outperform hard currency bonds and non-investment grade outperform investment grade. The Fund came into the year with the defensive stance it had adopted for most of 2016. We were seeing too many risks in the markets, many of which materialized in the fourth quarter of 2016, following the unexpected results of the U.S. presidential election, pushing the U.S. dollar higher and igniting a selloff in global bond markets.

Given this backdrop, we started to reevaluate our defensive positioning in 2017. The Fund’s exposure to local currency and duration began to rise gradually, reaching sustainably higher levels not seen in more than a year or so. The shift from the defensive stance has been facilitated by the Fund’s unconstrained approach, which allows the team to invest across the emerging markets debt asset class, and by the small size of the Fund, which allows the team to be agile and nimble.

Market and Fund Review

One theme that worked extremely well for us in the early months of the year was “Emerging Markets Policy Acquittal”. All our portfolio winners—Brazil, Russia, Uruguay, Mongolia, Argentina, and Mexico—fall into this category. The process of policy acquittal in these economies was based on different combinations of four key elements: (1) letting currencies float/move more freely; (2) hiking interest rates; (3) creating a more stable political environment; and (4) addressing fiscal deficiencies.

The end result of policy orthodoxy and greater political stability in Russia, Brazil, Uruguay, Mexico, and Argentina was the creation of idiosyncratic investment opportunities, especially in the local currency debt (including duration). The focus was on disinflation and lower interest rates at a time when the developed world was bracing itself for higher inflation and

1

VANECK VIP UNCONSTRAINED
EMERGING MARKETS BOND FUND

(unaudited) (continued)

policy tightening/qualitative easing exit. We increased our local currency exposure from about 20% of our portfolio in January/February to 60% in late April and kept it around 50% in May.

We were, however, not the only investors who noticed the positive developments in this group of countries. Mexico and Brazil outperformed other GBI-EM constituents, while Mongolia and Uruguay were among the top performers in EMBI. However our exposure to Argentina has been a great example of how the unconstrained approach helps to capitalize on the trends either that market is yet to spot or that it does not have enough capacity to express through the traditional index tools. Argentina was the fourth largest positive contributor to our portfolio in the first half of the year, despite the country underperforming many of its peers in both EMBI and GBI-EM.

Several global tailwinds5 supported our positions in the first half of the year. These included signs of greater stability in China and more “palatable” election outcomes in the Eurozone. Further, bad news and fears related to changes in the U.S. trade policy under President Trump were largely priced in as were additional U.S. Federal Reserve (Fed) rate hikes.

Countries that detracted from our performance in the first six months of 2017 were South Africa, Turkey, South Korea, and Romania. The heightened political risk in South Africa and Turkey—the market-unfriendly government reshuffle in the former and the constitutional referendum in the latter—increased concerns about the institutional stability, with the ensuing risks to growth, fiscal performance, and debt dynamics. South Korea’s “safe haven” status was the main reason the country’s bonds underperformed during the risk-on period. Finally, Romania’s local currency bonds were affected by another round of political instability.

In the first six months of 2017, the Fund used long U.S. dollar/emerging markets foreign exchange forwards against its Mexican peso bond exposure by buying USD/BRL (Brazilian real) and by buying USD/CAD (Canadian dollar); against its Brazilian real bond exposure by buying USD/MXN (Mexican peso); and for its Russian ruble, Polish zloty, and euro bond exposures by buying USD/TRY (Turkish lira). The derivatives positions in 2017 had a negative impact on the Fund’s performance, on an absolute basis, but the loss is smaller when taking into consideration the gains on opposing positions that those derivatives were trying to hedge.

2

Portfolio Positioning and Outlook

After roughly six months of having exposure of approximately 40% to emerging markets local currency debt, the Fund is undergoing a shift to lower local currency exposure. The reductions in exposure are, so far, based on country-specific phenomena. The best example is our closing of our Brazilian real bond exposure for Brazil-specific reasons, including politics, the country’s deteriorating debt dynamic, and a consensus overweight in the market. Another new development that has pushed us in the direction of lower local currency exposure (via our investment process) was the decline in oil prices. We believe this reflects a market that is trying to discover a new equilibrium in a world of lower-cost and atomized production from shale in the U.S. and other factors. We do not have an explicit view on oil prices and try to purge any view from our investment decisions. We do not invest in emerging markets bonds based on an oil price view, rather we invest when we do not see oil price risk as central to the investment. What has happened is that we now think oil is important to a number of potential and existing exposures.

A slowing U.S. or global economy is another continuing focus. China’s economic and financial path also remains in the mix, as do potential political and economic hiccups in Europe. We also think that the potentially more-hawkish-than-expected Fed and the European Central Bank are worth focusing on as this might point us to further reductions not only in local currency exposure, but also duration. Both institutions are signaling ends to their balance sheet expansions, which included long-dated risky bonds.

One specific concern is that, in our opinion, the market seems to be massively discounting the Fed’s communications. Not only did the 30-year U.S. Treasury bond rally after the latest Fed hike and widely-viewed-as-hawkish communication, but also the overall rejection of the Fed’s “dot-plot”6 is magnifying. In particular, over 2018 and 2019, the market is pricing roughly 175 bps less in Fed rate hikes than the Fed’s mean projections. Moreover, Fed communication is more clearly focused on tightening financial conditions. It is, basically, talking markets down, perhaps due to fears of asset-price bubbles or even in reaction to the market essentially saying “we don’t believe you” or “we don’t believe you will be able to follow through on tightening, because you’ll cause a recession”. One doesn’t need a lot of training in game theory to see how fraught such a situation can become before resolution.

3

VANECK VIP UNCONSTRAINED
EMERGING MARKETS BOND FUND

(unaudited) (continued)

We should emphasize, though, that the way we will look at this is via our process, which (as with the oil price example above) will not be based on a central case view for U.S. interest rates, but will instead ask whether specific emerging markets asset prices are reflecting way too low a probability of pressure from such a scenario. As an unconstrained blended emerging markets debt fund, we have the flexibility to adjust to this environment.

The Fund is subject to risks associated with its investments in emerging markets debt securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, hedging risk, non-diversification risk, and risks associated with noninvestment grade securities. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the VanEck VIP Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine Portfolio Manager	David Austerweil Deputy Portfolio Manager

July 19, 2017

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

4

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at net asset value (NAV). Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	J.P. Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark.

[2]	J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) tracks local currency bonds issued by emerging markets governments. The index spans over 15 countries.

[3]	Emerging markets local currency bonds are bonds denominated in the local currency of the issuer.

[4]	Hard currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro, or yen.

[5]	Tailwinds describes a condition or situation that will help move growth higher and increase growth of an economy.

[6]	Federal Reserve officials publish their forecasts for the central bank’s key interest rate on a chart known as the “dot plot”.
5

VANECK VIP UNCONSTRAINED
EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 to June 30, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

			Expenses Paid
			During the Period*
	Beginning	Ending	January 1,
	Account Value	Account Value	2017 - June 30,
	January 1, 2017	June 30, 2017	2017
VanEck VIP Unconstrained Emerging Markets Bond Fund
Actual	$1,000.00	$1,077.00	$5.66
Hypothetical**	$1,000.00	$1,019.34	$5.51
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2017), of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
7

VANECK VIP UNCONSTRAINED
EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Principal
Amount			Value

CORPORATE BONDS: 17.9%

Argentina: 2.6%
USD	229,000	Cia General de Combustibles SA 9.50%, 11/07/19 (c) 144A	$248,236
	319,000	Generacion Mediterranea SA 9.63%, 07/27/20 (c) Reg S	349,305
	117,648	YPF SA 8.68%, 08/15/18 (f) Reg S	121,766
			719,307
Colombia: 0.5%
	138,000	Colombia Telecomunicaciones SA ESP 8.50%, 03/30/20 (c) Reg S	143,865
Georgia: 1.3%
GEL	885,000	Bank of Georgia JSC 11.00%, 06/01/20 144A	373,001
Ireland: 1.1%
USD	284,000	Oilflow SPV 1 DAC 12.00%, 01/13/22 144A	299,168
Israel: 2.0%
	524,000	Israel Electric Corp. Ltd. 5.00%, 11/12/24 Reg S 144A	564,348
Mexico: 3.8%
	153,000	Banco Mercantil del Norte SA 7.63%, 01/10/28 (c) 144A	158,707
Principal
Amount			Value

Mexico: (continued)
USD	120,000	Corp. GEO, SAB de CV 9.25%, 08/21/17 (c) (d) * Reg S	$30
	150,000	Grupo Idesa SA de CV 7.88%, 12/18/17 (c) Reg S	136,500
	451,000	Grupo Kaltex SA de CV 8.88%, 04/11/20 (c) 144A	405,900
	148,000	TV Azteca SAB de CV 7.50%, 07/31/17 (c) Reg S	148,000
	214,000	7.63%, 09/18/17 (c) Reg S	216,996
			1,066,133
Netherlands: 3.5%
	274,000	IHS Netherlands Holdco BV 9.50%, 10/27/18 (c) Reg S	280,481
	343,000	Indo Energy Finance II BV 6.38%, 01/24/18 (c) Reg S	321,547
	151,535	Metinvest BV 9.37%, 12/31/21 Reg S	137,965
	230,000	Myriad International Holdings BV 4.85%, 04/06/27 (c) 144A	231,725
			971,718

See Notes to Financial Statements

8

Principal
Amount			Value

Singapore: 1.3%
USD	685,000	Bumi Investment Pte Ltd. 10.75%, 08/11/17 (c) (d) * Reg S	$369,900
United Kingdom: 0.5%
	150,000	DTEK Finance PLC 10.75%, 07/31/17 (c)	133,838
United States: 1.3%
	383,000	Stillwater Mining Co. 7.13%, 06/27/21 (c) 144A	377,542
Total Corporate Bonds (Cost: $4,916,942)			5,018,820
FOREIGN GOVERNMENT OBLIGATIONS: 75.9%
Angola: 1.2%
	314,000	Angolan Government International Bond 9.50%, 11/12/25 Reg S	331,427
Argentina: 11.5%
		Argentine Republic Government International Bond
EUR	5,455,000	0.00%, 12/15/35 (b)	553,137
ARS	1,326,903	5.83%, 12/31/33	601,411
USD	619,000	7.13%, 06/28/2117 144A	562,671
EUR	902,724	7.82%, 12/31/33	1,104,766
USD	386,000	Provincia de Entre Rios Argentina 8.75%, 02/08/25 144A	397,217
			3,219,202
Principal
Amount			Value

Belarus: 4.8%
		Republic of Belarus International Bond
USD	863,000	6.88%, 02/28/23 144A	$883,388
	460,000	7.63%, 06/29/27 144A	470,693
			1,354,081
Chile: 1.8%
	498,000	Chile Government International Bond 3.86%, 06/21/47	500,179
Ecuador: 2.0%
	338,000	Ecuador Government International Bond 10.75%, 03/28/22 Reg S	361,660
	200,000	Petroamazonas EP 4.63%, 02/16/20 144A	188,000
			549,660
Egypt: 0.8%
	200,000	Egypt Government International Bond 8.50%, 01/31/47 144A	216,108
Gabon: 2.0%
	568,000	Gabon Government International Bond 6.38%, 12/12/24 Reg S	554,499
Guatemala: 0.8%
	221,000	Guatemala Government Bond 4.38%, 06/05/27 144A	219,785
Israel: 4.4%
	1,140,000	Israel Government International Bond 4.50%, 01/30/43	1,228,920

See Notes to Financial Statements

9

VANECK VIP UNCONSTRAINED
EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited) (continued)

Principal
Amount			Value

Kenya: 1.4%
USD	375,000	Kenya Government International Bond 6.88%, 06/24/24 Reg S	$384,353
Mexico: 9.2%
		Mexican Government International Bonds
MXN	15,680,000	7.75%, 11/13/42	914,427
	18,430,000	8.00%, 11/07/47 (a)	1,107,943
	9,020,000	8.50%, 11/18/38 (a)	568,985
			2,591,355
Nigeria: 0.8%
USD	210,000	Nigeria Government International Bond 7.88%, 02/16/32 144A	228,383
Peru: 6.6%
	696,000	Peruvian Government International Bond 5.63%, 11/18/50	844,944
	987,000	Petroleos del Peru SA 5.63%, 06/19/47 144A	1,001,805
			1,846,749
Poland: 4.8%
		Polish Government Bonds
PLN	2,996,000	2.25%, 04/25/22 (a)	794,912
	1,912,000	4.00%, 10/25/23	549,481
			1,344,393
Principal
Amount			Value

Rwanda: 1.5%
USD	413,000	Rwanda Government International Bond 6.63%, 05/02/23 Reg S	$426,423
Senegal: 0.3%
	75,000	Senegal Government International Bond 6.25%, 05/23/33 144A	76,314
South Africa: 4.7%
		South African Government Bonds
ZAR	6,713,000	8.50%, 01/31/37 (a)	456,851
	10,023,000	10.50%, 12/21/26 (a)	850,566
			1,307,417
South Korea: 3.4%
USD	983,000	South Korea International Bond 2.75%, 01/19/27	966,038
Suriname: 1.6%
	452,000	Republic of Suriname International Bond 9.25%, 10/26/26 144A	465,560
Ukraine: 4.7%
		Ukraine Government International Bonds
	581,000	7.75%, 09/01/23 Reg S	576,619
	765,000	7.75%, 09/01/24 Reg S	751,818
			1,328,437
United Kingdom: 1.3%
	360,000	Ukraine Railways via Shortline PLC 9.88%, 09/15/21 Reg S	366,512

See Notes to Financial Statements

10

Principal
Amount			Value

Uruguay: 6.3%
UYU	29,707,000	Uruguay Government International Bond 9.88%, 06/20/22 144A	$1,071,089
		Uruguay Treasury Bills
	6,590,000	0.01%, 04/05/18 ^	216,512
	12,041,000	13.90%, 07/29/20	478,136
			1,765,737
Total Foreign Government Obligations (Cost: $20,874,993)			$21,271,532
Number
of Shares		Value

COMMON STOCK: 0.0% (Cost: $0)
Mexico: 0.0%
3,236	Corp. GEO, SAB de CV *	$346
MONEY MARKET FUND: 4.4% (Cost: $1,227,767)
1,227,767	AIM Treasury Portfolio—Institutional Class	1,227,767
Total Investments: 98.2% (Cost: $27,019,702)		27,518,465
Other assets less
liabilities: 1.8%		513,003
NET ASSETS: 100.0%		$28,031,468

ARS	Argentine Peso
EUR	Euro
GEL	Georgian Lari
MXN	Mexican Peso
PLN	Polish Zloty
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
(a)	All or a portion of these securities are segregated for forward foreign currency contracts.
(b)	Coupon will vary based upon predetermined growth targets for the Gross Domestic Product of Argentina. The rate shown reflects the rate in effect at the end of the reporting period.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(f)	Floating Rate Bond - coupon reflects the rate in effect at the end of the reporting period
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
*	Non-income producing
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $8,439,640, or 30.1% of net assets.

See Notes to Financial Statements

11

VANECK VIP UNCONSTRAINED
EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited) (continued)

As of June 30, 2017, the Fund held the following open forward foreign currency contracts:

Counterparty	Contracts to deliver	In Exchange For	Settlement Dates	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Company	USD 76,534	TRY 271,805	7/21/2017	$327
State Street Bank & Trust Company	TRY 7,163,012	USD 2,005,547	7/21/2017	(19,998)
State Street Bank & Trust Company	USD 56,228	BRL 186,620	7/24/2017	(124)
State Street Bank & Trust Company	BRL 4,759,593	USD 1,432,534	7/24/2017	1,656
State Street Bank & Trust Company	BRL 957,873	USD 285,719	7/24/2017	(2,246)
Net unrealized depreciation on forward foreign currency contracts				$(20,385)

BRL	Brazilian Real
TRY	Turkish Lira
USD	United States Dollar

Summary of Investments by Sector	% of Investments	Value
Basic Materials	2.3%	$652,007
Communications	3.7	1,021,067
Consumer, Cyclical	1.5	405,900
Energy	3.2	873,740
Financial	3.0	830,876
Government	77.3	21,271,532
Industrial	1.2	321,923
Utilities	3.3	913,653
Money Market Fund	4.5	1,227,767
	100.0%	$27,518,465

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stock*	$346	$—	$—	$346
Corporate Bonds*	—	5,018,820	—	5,018,820
Foreign Government Obligations*	—	21,271,532	—	21,271,532
Money Market Fund	1,227,767	—	—	1,227,767
Total	$1,228,113	$26,290,352	$—	$27,518,465
Other Financial Instruments:
Forward Foreign Currency Contracts	$—	$(20,385)	$—	$(20,385)

*	See Schedule of Investments for security type and geographic country breakouts.

There were no transfers between levels during the period ended June 30, 2017.

See Notes to Financial Statements

12

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (unaudited)

Assets:
Investments, at value (Cost $27,019,702)	$27,518,465
Cash denominated in foreign currency, at value (Cost $20,473)	20,473
Receivables:
Investments sold	2,221,886
Shares of beneficial interest sold	4,551
Dividends and interest	321,582
Prepaid expenses	851
Total assets	30,087,808
Liabilities:
Payables:
Investments purchased	1,969,813
Shares of beneficial interest redeemed	19,025
Due to Adviser	15,117
Deferred Trustee fees	10,685
Accrued expenses	21,315
Net unrealized depreciation on forward foreign currency contracts	20,385
Total liabilities	2,056,340
NET ASSETS	$28,031,468
Shares of beneficial interest outstanding	3,284,048
Net asset value, redemption and offering price per share	$8.54
Net Assets consist of:
Aggregate paid in capital	$29,355,153
Net unrealized appreciation	477,631
Undistributed net investment income	854,678
Accumulated net realized loss	(2,655,994)
$28,031,468

See Notes to Financial Statements

13

VANECK VIP UNCONSTRAINED
EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2017 (unaudited)

Income:
Dividends		$3,723
Interest (net of foreign taxes withheld of $1,226)		1,018,823
Total income		1,022,546
Expenses:
Management fees	$140,385
Transfer agent fees	7,421
Custodian fees	11,792
Professional fees	23,566
Reports to shareholders	12,215
Insurance	867
Trustees’ fees and expenses	1,862
Interest	169
Other	886
Total expenses	199,163
Waiver of management fees	(44,721)
Net expenses		154,442
Net investment income		868,104
Net realized gain (loss) on:
Investments (net of foreign taxes of $969)		991,759
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(129,084)
Net realized gain		862,675
Net change in unrealized appreciation (depreciation) on:
Investments		358,738
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(23,671)
Net change in unrealized appreciation (depreciation)		335,067
Net Increase in Net Assets Resulting from Operations		$2,065,846

See Notes to Financial Statements

14

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
	(unaudited)
Operations:
Net investment income	$868,104	$1,193,722
Net realized gain	862,675	688,624
Net change in unrealized appreciation (depreciation)	335,067	51,951
Net increase in net assets resulting from operations	2,065,846	1,934,297
Dividends to shareholders from:
Net investment income	(641,416)	—
Share transactions*:
Proceeds from sale of shares	3,979,834	7,898,583
Reinvestment of dividends	641,416	—
Cost of shares redeemed	(4,991,354)	(12,338,375)
Net decrease in net assets resulting from share transactions	(370,104)	(4,439,792)
Total increase (decrease) in net assets	1,054,326	(2,505,495)
Net Assets:
Beginning of period	26,977,142	29,482,637
End of period (including undistributed net investment income of $854,678 and $627,990, respectively)	$28,031,468	$26,977,142
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	478,617	992,481
Shares reinvested	79,580	—
Shares redeemed	(596,753)	(1,534,308)
Net decrease	(38,556)	(541,827)

See Notes to Financial Statements

15

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	For the Six Months Ended June 30,		Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$8.12		$7.63	$9.33	$10.60	$11.92	$11.71
Income from investment operations:
Net investment income	0.27		0.36	0.56	0.67	0.60	0.24
Net realized and unrealized gain (loss) on investments	0.34		0.13	(1.70)	(0.49)	(1.67)	0.39
Total from investment operations	0.61		0.49	(1.14)	0.18	(1.07)	0.63
Less dividends and distributions from:
Net investment income	(0.19)		—	(0.56)	(0.56)	(0.25)	(0.26)
Net realized capital gains	—		—	—	(0.89)	— (b)	(0.16)
Total dividends and distributions	(0.19)		—	(0.56)	(1.45)	(0.25)	(0.42)
Redemption fees	—		—	—	—	—	— (b)
Net asset value, end of period	$8.54		$8.12	$7.63	$9.33	$10.60	$11.92
Total return (a)	7.70	%(c)	6.42%	(13.09)%	2.18%	(9.17)%	5.55%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$28,031		$26,977	$29,483	$37,026	$39,857	$54,529
Ratio of gross expenses to average net assets	1.42	%(d)	1.34%	1.34%	1.20%	1.43%	1.18%
Ratio of net expenses to average net assets .	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses, excluding interest expense, to average net assets	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	6.18	%(d)	4.06%	6.38%	6.34%	4.87%	2.10%
Portfolio turnover rate	305	%(c)	595%	572%	441%	483%	0%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Amount represents less than $0.005 per share
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

16

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services, using methods approved by the Board of Trustees, may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy (as described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day.

17

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

18

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The total net realized gains and losses from fluctuations of foreign exchange rates on investments and other foreign currency denominated assets and liabilities are disclosed in Note 5 – Income Taxes.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.
19

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

E.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held forward foreign currency contracts for four months during the period ended June 30, 2017, with an average unrealized depreciation of $42,379. Forward foreign currency contracts held at June 30, 2017 are reflected in the Schedule of Investments.

20

At June 30, 2017, the Fund held the following derivative instruments:

Liability Derivatives
Foreign Currency Risk
Forward foreign currency contracts[1]	$(20,385)

[1]	Statement of Assets and Liabilities location: Net unrealized depreciation on forward foreign currency contracts

The impact of transactions in derivative instruments during the period ended June 30, 2017, was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contacts[2]	$(113,648)
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[3]	(20,385)

[2]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
[3]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. Collateral, if any, held at June 30, 2017 is presented in the Schedule of Investments.

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statement of Assets and Liabilities subject to master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of June 30, 2017. Collateral, if any, is disclosed up to an amount of 100% of the net amount of unrealized gain/loss for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments.

21

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

	Gross Amount of Recognized Assets	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Collateral Received	Net Amount

Forward foreign currency contracts	$1,983	$(1,983)	$ —	$ —	$ —

	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Collateral Pledged	Net Amount
Forward foreign currency contracts	$(22,368)	$1,983	$(20,385)	$20,385	$ —

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 which are reflected in the Financial Highlights.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding

22

1.10% of the Fund’s average daily net assets. For the period ended June 30, 2017, the Adviser waived management fees in the amount of $44,721.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the period ended June 30, 2017, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $80,411,613 and $81,684,114, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2017 was $27,047,889 and net unrealized appreciation aggregated to $470,576, of which $702,400 related to appreciated securities and $231,824 related to depreciated securities.

During the year ended December 31, 2016, the Fund had no dividends or distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

At December 31, 2016, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration	Post-Effective No Expiration
Long-Term Capital Losses	Short-Term Capital Losses
$70,543	$3,419,939

Realized gains or losses attributable to fluctuations in foreign exchange rates on investments and other foreign currency denominated assets and liabilities result in permanent book to tax differences which may affect the tax character of distributions and undistributed net investment income at the end of the Fund’s fiscal year. For the period January 1, 2017 to June 30, 2017, the Fund’s net realized losses from foreign currency translations were $25,327.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. The Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

23

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2017, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different security transaction clearance and settlement practices and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

The Fund may invest directly in the Russian local market. As a result of events involving Ukraine and the Russian Federation, the United States and the European Union (“EU”) have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Fund.

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the EU by the end of March 2019. There is uncertainty on exactly how the withdrawal will take place and the terms of the Brexit deal. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

At June 30, 2017, the aggregate shareholder accounts of five insurance companies owned approximately 50%, 20%, 9%, 7% and 5% of the Fund’s outstanding shares of beneficial interest.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

24

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” on the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2017, the average daily loan balance during the eight day period for which a loan was outstanding amounted to $308,036 and the average interest rate was 2.20%. At June 30, 2017, the Fund had no outstanding borrowings under the Facility.

Note 9—Recent Accounting Pronouncements and Regulatory Requirements—In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

25

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2017 (unaudited)

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 23, 2017, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 6, 2017 and June 22 and 23, 2017 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;
26

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods (as applicable) ended March 31, 2017 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a subgroup of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”), (iii) an appropriate benchmark index and (iv) two additional benchmark indexes, each of which comprises 50% of the Fund’s benchmark index (each an “UEMBF Additional Index”);

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2016 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the
27

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2017 (unaudited) (continued)

Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Fund with intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to the Fund by the
28

Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Fund);

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITSs, one or more of which may invest in

29

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2017 (unaudited) (continued)

the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended March 31, 2017, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2016.

Performance. The Board noted that, at the recommendation of the Adviser and in an effort to enhance the performance and long-term viability of the Fund, the Board had approved material changes to the Fund’s principal investment strategies, which became effective May 1, 2013. The Board further noted that, in light of these changes, the performance of the Fund compared to other similarly managed funds prior to May 1, 2013 was not relevant to the Board’s consideration of the Advisory Agreement. The Board then noted, based on a review of comparative annualized total returns, that the Fund had underperformed its Category and Peer Group medians over the one- and three-year periods. The Board also noted that the Fund had outperformed its benchmark index over the one-year period but had underperformed its benchmark index over the three-year period. The Board further noted that the Fund had outperformed one of the UEMBF Additional Indexes and underperformed the other for the one- and three-year periods. The Board noted that actions have been taken by the Adviser to establish additional risk-control investment guidelines that will limit the Fund’s exposure to certain issuer-specific and country-specific risks. The Board concluded that additional time is needed to evaluate the effectiveness of such actions.

Fees and Expenses. The Board noted that the advisory fee rate and the total expense ratio, net of waivers or reimbursements, for the Fund were higher than the median advisory fee rates and the median

30

expense ratios for its Category and Peer Group. The Board also noted that the Adviser makes use of a complex and unique proprietary strategy for managing the Fund’s portfolio and that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2018 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions).

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Fund invests and the volatility of cash flows into and out of the Fund through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are deemed not to be excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, any economies of scale being realized are currently being shared by the Adviser and the Fund, and that adding or modifying existing (if any) breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and

31

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2017 (unaudited) (continued)

each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

32

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPUEMBSAR

SEMI-ANNUAL REPORT June 30, 2017 (unaudited)

VanEck VIP Trust

VanEck VIP Global Hard Assets Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2017.

VANECK VIP GLOBAL HARD ASSETS FUND

June 30, 2017 (unaudited)

Dear Shareholder:

The Initial Class shares of the VanEck VIP Global Hard Assets Fund (the “Fund”) lost 15.95% for the six months ended June 30, 2017 underperforming the S&P® North American Natural Resources Sector Index (SPGINRTR)1 which lost 11.04%. The most significant impact on the natural resources market and the Fund came from lower crude oil prices over the period in review. Although 2016 drew to a close with the deflation/inflation “conversation” having shifted to include the prospect of inflation, the general feeling of optimism about both inflation expectations and infrastructure spending faded rapidly by mid-year.

Energy

The long talked about cuts in capex continue to restrain supply growth. Even in the U.S., despite a sharp increase in crude oil supply since the beginning of the year, the most recent data points indicate a drop in the rate of new U.S. rigs and at least some signs of lower oil production. This could be a very early response to these weak oil prices. In addition, we are now seeing strategic asset allocation decisions being made, whether through acquisitions and/or dividends.

We believe that OPEC’s (Organization of Petroleum Exporting Countries) November meeting, and subsequent May agreement to extend quotas, can be described as “historic”. The outcome has, though, been somewhat disappointing up to this point. However, we still think that the production quota system and long-term supply constraints from non-shale, non-OPEC producers, in conjunction with continued resilient demand growth, will bring the market back into balance.

Metals and Mining

Corporate restructuring in the global mining sector, we believe, has been successful. We are now starting to see real results from optimized operations, especially in terms of productivity. Balance sheets are broadly where companies said they would get them. Returns have improved and cash flows are definitely increasing. We believe that mining companies, including gold miners, have found a new foundation from which they can start to generate growth again (this time, hopefully, more prudently) and create sustainable shareholder value.

Agriculture

While healthy South American crops of both soy and corn limited any upward movement in prices, this was positive for proteins. The nitrogen

1

VANECK VIP GLOBAL HARD ASSETS FUND

(unaudited) (continued)

fertilizers market benefited from the fact that, contrary to expectations, corn acreages increased at the expense of soy.

Fund Review

The Fund’s top contributors came from a number different sectors. Louisiana-Pacific Corporation (2.2% of Fund net assets†), a forest products company, benefited in particular from strong prices for oriented strand board (OSB). Copper producer Glencore Xstrata plc (5.6% of Fund net assets†) benefited from both commodity price support, good earnings, and expanded strategic structural optimization. Gold mining companies Kinross Gold and Randgold Resources (1.2% and 1.6% of Fund net assets, respectively†) benefited from their continued focus on cost reduction and operational performance that met expectations. Finally, Sunrun (0.5% of Fund net assets†), a rooftop solar developer, benefited from its entry into new states, nearly doubling its current addressable market.

The Fund’s top detractors were all from the energy sector and all suffered from the decline in crude oil prices: oil and gas drilling companies Nabors Industries and Patterson-UTI Energy (2.5% and 3.5% of Fund net assets, respectively†), and oil and gas exploration and production companies, Newfield Exploration, Cimarex Energy, and PDC Energy (2.5%, 2.9% and 2.1% of Fund net assets, respectively†).

Significant purchases include a new position in oil and gas equipment and services company, ProPetro Holding (1.1% of Fund net assets†) and an increased position in and the oil and gas exploration and production company Parsley Energy (4.0% of Fund net assets†). The Fund’s largest sales during the period included oil and gas exploration and production companies Hess and SM Energy (both fully exited by mid-year).

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals, and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without

2

adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivative, commodity-linked instruments, and illiquid securities. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus for information on these and other risk considerations.

We very much appreciate your continued investment in the VanEck VIP Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Shawn Reynolds	Charles T. Cameron
Portfolio Manager	Deputy Portfolio Manager

July 19, 2017

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at net asset value (NAV). Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

†	All Fund assets referenced are Total Net Assets as of June 30, 2017.
3

VANECK VIP GLOBAL HARD ASSETS FUND

(unaudited) (continued)

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry.

TOP TEN EQUITY HOLDINGS*

June 30, 2017 (unaudited)

Glencore Xstrata plc	5.6%
Parsley Energy, Inc.	4.0%
EOG Resources, Inc.	3.7%
Concho Resources, Inc.	3.7%
Pioneer Natural Resources Co.	3.7%
Diamondback Energy, Inc.	3.6%
Patterson-UTI Energy, Inc.	3.5%
Teck Resources Ltd.	3.4%
First Quantum Minerals Ltd.	3.4%
Agnico-Eagle Mines Ltd.	3.2%
*Percentage of net assets. Portfolio is subject to change.
4

VANECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 to June 30, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

VANECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

				Expenses Paid
			Ending	During the Period*
		Beginning	Account Value	January 1, 2017 -
		Account Value	June 30,	June 30,
		January 1, 2017	2017	2017
Van Eck VIP Global Hard Assets Fund
Initial Class	Actual	$1,000.00	$840.50	$4.93
	Hypothetical**	$1,000.00	$1,019.44	$5.41
Class S	Actual	$1,000.00	$839.30	$6.07
	Hypothetical**	$1,000.00	$1,018.20	$6.66
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2017), of 1.08% on Initial Class Shares, and 1.33% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
6

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

COMMON STOCKS: 93.5%

Bermuda: 0.8%
111,700	Golar LNG Ltd. (USD)	$2,485,325
Canada: 17.0%
225,022	Agnico-Eagle Mines Ltd. (USD)	10,152,993
89,400	Agrium, Inc. (USD)	8,089,806
256,500	Barrick Gold Corp. (USD)	4,080,915
1,266,000	First Quantum Minerals Ltd.	10,709,454
148,800	Goldcorp, Inc. (USD)	1,921,008
421,300	IAMGOLD Corp. (USD) *	2,173,908
894,900	Kinross Gold Corp. (USD) *	3,642,243
523,900	New Gold, Inc. (USD) *	1,666,002
618,800	Teck Resources Ltd. (USD)	10,723,804
		53,160,133
France: 1.2%
596,900	Vallourec SA * #	3,632,779
Kuwait: 2.1%
3,890,609	Kuwait Energy Plc (GBP) * # § ø	6,571,679
Luxembourg: 1.1%
111,700	Tenaris SA (ADR)	3,478,338
Monaco: 0.7%
578,900	Scorpio Tankers, Inc. (USD)	2,298,233
South Africa: 0.8%
1,740,545	Petra Diamonds Ltd. (GBP) *	2,475,534
Switzerland: 7.3%
4,706,265	Glencore Xstrata Plc (GBP) * #	17,635,437
1,377,300	Weatherford International Plc (USD) *	5,330,151
		22,965,588
Number of Shares		Value

United Kingdom: 1.6%
55,900	Randgold Resources Ltd. (ADR)	$4,944,914
United States: 60.9%
245,400	Callon Petroleum Co. *	2,603,694
228,600	CF Industries Holdings, Inc.	6,391,656
95,000	Cimarex Energy Co.	8,930,950
94,950	Concho Resources, Inc. *	11,539,273
440,500	Consol Energy, Inc. *	6,581,070
128,100	Diamondback Energy, Inc. *	11,376,561
128,100	EOG Resources, Inc.	11,595,612
89,400	Forum Energy Technologies, Inc. *	1,394,640
306,400	Freeport-McMoRan Copper and Gold, Inc. *	3,679,864
161,600	Green Plains Renewable Energy, Inc.	3,320,880
206,700	Halliburton Co.	8,828,157
294,400	Laredo Petroleum, Inc. *	3,097,088
290,100	Louisiana-Pacific Corp. *	6,994,311
964,300	Nabors Industries Ltd.	7,849,402
278,850	Newfield Exploration Co. *	7,936,071
301,600	Newmont Mining Corp.	9,768,824
446,100	Parsley Energy, Inc. *	12,379,275
541,000	Patterson-UTI Energy, Inc.	10,922,790
150,800	PDC Energy, Inc. *	6,500,988
72,200	Pioneer Natural Resources Co.	11,521,676
256,500	ProPetro Holding Corp. *	3,580,740

See Notes to Financial Statements

7

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

United States: (continued)
121,700	RSP Permian, Inc. *	$3,927,259
135,300	Schlumberger Ltd.	8,908,152
206,300	Steel Dynamics, Inc.	7,387,603
211,900	Sunrun, Inc. *	1,508,728
412,500	Superior Energy Services, Inc. *	4,302,375
50,300	Tyson Foods, Inc.	3,150,289
39,100	Union Pacific Corp.	4,258,381
		190,236,309
Total Common Stocks (Cost: $289,844,305)		292,248,832
REAL ESTATE INVESTMENT TRUST: 0.3% (Cost: $880,154)

United States: 0.3%
44,700	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,022,289
Number of Shares		Value

MONEY MARKET FUND: 6.2% (Cost: $19,401,958)
19,401,958	AIM Treasury Portfolio— Institutional Class	$19,401,958

Total Investments: 100.0%
(Cost: $310,126,417)		312,673,079
Liabilities in excess of
other assets: (0.0)%		(20,573)
NET ASSETS: 100.0%		$312,652,506

ADR	American Depositary Receipt
GBP	British Pound
USD	United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $27,839,895 which represents 8.9% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $6,571,679 which represents 2.1% of net assets.
Ø	Restricted Security — the aggregate value of restricted securities is $6,571,679, or 2.1% of net assets.

See Notes to Financial Statements

8

Restricted securities held by the Fund as of June 30, 2017 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Kuwait Energy Plc	08/06/2008	3,890,609	$11,764,893	$6,571,679	2.1%

Summary of Investments by Sector	% of Investments	Value
Consumer Staples	1.0%	$3,150,289
Energy	54.7	170,893,158
Financials	0.3	1,022,289
Industrials	1.8	5,767,109
Materials	36.0	112,438,276
Money Market Fund	6.2	19,401,958
	100.0%	$312,673,079

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Bermuda	$2,485,325	$—	$—	$2,485,325
Canada	53,160,133	—	—	53,160,133
France	—	3,632,779	—	3,632,779
Kuwait	—	—	6,571,679	6,571,679
Luxembourg	3,478,338	—	—	3,478,338
Monaco	2,298,233	—	—	2,298,233
South Africa	2,475,534	—	—	2,475,534
Switzerland	5,330,151	17,635,437	—	22,965,588
United Kingdom	4,944,914	—	—	4,944,914
United States	190,236,309	—	—	190,236,309
Real Estate Investment Trust*	1,022,289	—	—	1,022,289
Money Market Fund	19,401,958	—	—	19,401,958
Total	$284,833,184	$21,268,216	$6,571,679	$312,673,079

* See Schedule of Investments for security type and geographic country breakouts.

See Notes to Financial Statements

9

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

During the period ended June 30, 2017, transfers of securities from Level 2 to Level 1 were $3,353,557. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2017:

Common Stocks
Kuwait
Balance as of December 31, 2016	$6,069,240
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	502,439
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of June 30, 2017	$6,571,679

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2017:

	Value as of June 30, 2017	Valuation Technique	Unobservable Input Description(1)	Unobservable Input	Impact to Valuation from an Increase in Input(2)
Common Stocks
Kuwait	$6,571,679	Guideline Public	Entitlement Multiple Working Interest	5.50x-10.25x	Increase
		Companies	Multiple	0.40x-3.00x	Increase
			Marketability Discount	10%	Decrease

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

10

VANECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (unaudited)

Assets:
Investments, at value (Cost $310,126,417)	$312,673,079
Cash	40,886
Cash denominated in foreign currency, at value (Cost $21)	21
Receivables:
Investments sold	603,369
Shares of beneficial interest sold	198,634
Dividends	242,495
Prepaid expenses	1,275
Total assets	313,759,759
Liabilities:
Payables:
Shares of beneficial interest redeemed	518,612
Due to Adviser	261,177
Due to Distributor	27,294
Deferred Trustee fees	156,775
Accrued expenses	143,395
Total liabilities	1,107,253
NET ASSETS	$312,652,506
Initial Class Shares:
Net Assets	$183,339,736
Shares of beneficial interest outstanding	9,037,595
Net asset value, redemption and offering price per share	$20.29
Class S Shares:
Net Assets	$129,312,770
Shares of beneficial interest outstanding	6,604,248
Net asset value, redemption and offering price per share	$19.58
Net Assets consist of:
Aggregate paid in capital	$422,737,086
Net unrealized appreciation	2,546,662
Accumulated net investment loss	(812,429)
Accumulated net realized loss	(111,818,813)
$312,652,506

See Notes to Financial Statements

11

VANECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2017 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $42,293)		$1,474,873
Interest		933
Total income		1,475,806
Expenses:
Management fees	$1,825,701
Distribution fees — Class S Shares	194,165
Transfer agent fees — Initial Class Shares	10,905
Transfer agent fees — Class S Shares	8,894
Custodian fees	8,435
Professional fees	44,961
Reports to shareholders	39,435
Insurance	10,329
Trustees’ fees and expenses	9,802
Other	7,881
Total expenses	2,160,508
Net investment loss		(684,702)
Net realized loss on:
Investments		(15,173,444)
Foreign currency transactions and foreign denominated assets and liabilities		(3,094)
Net realized loss		(15,176,538)
Net change in unrealized appreciation (depreciation) on:
Investments		(45,029,056)
Foreign currency transactions and foreign denominated assets and liabilities		(30)
Net change in unrealized appreciation (depreciation)		(45,029,086)
Net Decrease in Net Assets Resulting from Operations		$(60,890,326)

See Notes to Financial Statements

12

VANECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
	(unaudited)
Operations:
Net investment loss	$(684,702)	$(1,168,182)
Net realized loss	(15,176,538)	(43,168,781)
Net change in unrealized appreciation (depreciation)	(45,029,086)	164,245,332
Net increase (decrease) in net assets resulting from operations	(60,890,326)	119,908,369
Dividends to shareholders from:
Net investment income	—	(800,315)
Initial Class Shares
Class S Shares	—	(456,585)
Total dividends	—	(1,256,900)
Share transactions*:
Proceeds from sale of shares	26,285,593	53,363,374
Initial Class Shares
Class S Shares	19,448,088	90,975,754
	45,733,681	144,339,128
Reinvestment of dividends	—	800,315
Initial Class Shares
Class S Shares	—	456,585
	—	1,256,900
Cost of shares redeemed	(32,495,098)	(77,331,352)
Initial Class Shares
Class S Shares	(36,492,513)	(57,842,110)
	(68,987,611)	(135,173,462)
Net increase (decrease) in net assets resulting from share transactions	(23,253,930)	10,422,566
Total increase (decrease) in net assets	(84,144,256)	129,074,035
Net Assets:
Beginning of period	396,796,762	267,722,727
End of period (including accumulated net investment loss of $(812,429) and $(127,727), respectively)	$312,652,506	$396,796,762
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	1,133,871	2,574,457
Shares reinvested	—	49,586
Shares redeemed	(1,399,731)	(3,754,331)
Net decrease	(265,860)	(1,130,288)
Class S Shares:
Shares sold	864,519	4,535,734
Shares reinvested	—	29,212
Shares redeemed	(1,640,212)	(2,788,791)
Net increase (decrease)	(775,693)	1,776,155

See Notes to Financial Statements

13

VANECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	For the Six Months Ended		Initial Class Shares
	June 30,		Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$24.14		$16.88	$25.37	$31.39	$29.13	$30.75
Income from investment operations:
Net investment income (loss)	(0.03)		(0.05)	0.10	0.06	0.08 (b)	0.15 (b)
Net realized and unrealized gain (loss) on investments	(3.82)		7.39	(8.58)	(6.05)	2.95	1.00
Total from investment operations	(3.85)		7.34	(8.48)	(5.99)	3.03	1.15
Less dividends and distributions from:
Net investment income	—		(0.08)	(0.01)	(0.03)	(0.20)	(0.18)
Net realized capital gains	—		—	—	—	(0.57)	(2.59)
Total dividends and distributions	—		(0.08)	(0.01)	(0.03)	(0.77)	(2.77)
Redemption fees	—		—	—	—	—	— (c)
Net asset value, end of period	$20.29		$24.14	$16.88	$25.37	$31.39	$29.13
Total return (a)	(15.95	)%(d)	43.71%	(33.45)%	(19.10)%	10.53%	3.39%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$183,340		$224,612	$176,087	$275,099	$336,763	$354,487
Ratio of gross expenses to average net assets	1.08	%(e)	1.06%	1.05%	1.06%	1.09%	1.03%
Ratio of net expenses to average net assets	1.08	%(e)	1.06%	1.05%	1.06%	1.09%	1.03%
Ratio of net expenses, excluding interest expense, to average net assets	1.08	%(e)	1.06%	1.05%	1.06%	1.09%	1.03%
Ratio of net investment income (loss) to average net assets	(0.26	)%(e)	(0.24)%	0.43%	0.19%	0.27%	0.50%
Portfolio turnover rate	7	%(d)	45%	21%	31%	31%	29%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share
(d)	Not annualized
(e)	Annualized

See Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	For the Six Months Ended		Class S Shares
	June 30,		Year Ended December 31,
	2017		2016	2015	2014	2013	2012
	(unaudited)
Net asset value, beginning of period	$23.33		$16.35	$24.64	$30.55	$28.38	$30.10
Income from investment operations:
Net investment income (loss)		(0.06)	(0.09)	0.04	(0.02)	0.01 (b)	0.13 (b)
Net realized and unrealized gain (loss) on investments		(3.69)	7.15	(8.32)	(5.89)	2.88	0.92
Total from investment operations		(3.75)	7.06	(8.28)	(5.91)	2.89	1.05
Less dividends and distributions from:
Net investment income	—		(0.08)	(0.01)	—	(0.15)	(0.18)
Net realized capital gains	—		—	—	—	(0.57)	(2.59)
Total dividends and distributions	—		(0.08)	(0.01)	—	(0.72)	(2.77)
Redemption fees	—		—	—	—	—	— (c)
Net asset value, end of period	$19.58		$23.33	$16.35	$24.64	$30.55	$28.38
Total return (a)	(16.07	)%(d)	43.41%	(33.62)%	(19.35)%	10.30%	3.11%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$129,313		$172,185	$91,635	$118,163	$122,407	$86,241
Ratio of gross expenses to average net assets	1.33	%(e)	1.30%	1.31%	1.32%	1.34%	1.34%
Ratio of net expenses to average net assets	1.33	%(e)	1.30%	1.31%	1.32%	1.34%	1.34%
Ratio of net expenses, excluding interest expense, to average net assets	1.33	%(e)	1.30%	1.31%	1.32%	1.34%	1.34%
Ratio of net investment income (loss) to average net assets	(0.53	)%(e)	(0.50)%	0.17%	(0.06)%	0.03%	0.47%
Portfolio turnover rate	7	%(d)	45%	21%	31%	31%	29%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share
(d)	Not annualized
(e)	Annualized

See Notes to Financial Statements

15

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Hard Assets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations,
16

such as, when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

17

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable
18

price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the period ended June 30, 2017.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the specific identified cost basis. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 which are reflected in the Financial Highlights.

Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may

19

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.20% for Initial Class Shares and 1.45% for Class S Shares. For the period ended June 30, 2017, no management fees were waived nor were any expenses assumed by the Adviser.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares.

Note 5—Investments—For the period ended June 30, 2017, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $24,199,099 and $55,285,932, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2017 was $325,660,724 and net unrealized depreciation aggregated to $12,987,645, of which $60,642,013 related to appreciated securities and $73,629,658 related to depreciated securities.

20

The tax character of dividends and distributions paid to shareholders for the year ended December 31, 2016 was as follows:

Ordinary income	$1,256,900

The tax character of current year distributions will be determined at the end of the current fiscal year.

At December 31, 2016, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration	Post-Effective No Expiration
Long-Term Capital Losses	Short-Term Capital Losses
$74,232,956	$6,875,014

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2017, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and

21

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

changes in governments. In addition, gold and natural resources may be cyclical in nature.

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the European Union by the end of March 2019. There is uncertainty on exactly how the withdrawal will take place and the terms of the Brexit deal. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

At June 30, 2017, the aggregate shareholder accounts of three insurance companies owned approximately 52%, 22%, and 8% of the Initial Class Shares and four insurance companies owned approximately 43%, 30%, 13%, and 5% of the Class S Shares.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” on the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2017, the Fund had no borrowings under the Facility.

Note 10—Recent Accounting Pronouncements and Regulatory Requirements—In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance

22

date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

23

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2017 (unaudited)

VANECK VIP GLOBAL HARD ASSETS FUND

(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 23, 2017, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 6, 2017 and June 22 and 23, 2017 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio
24

management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods (as applicable) ended March 31, 2017 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a subgroup of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”), (iii) an appropriate benchmark index and (iv) an additional benchmark index that includes relevant exposures not otherwise reflected in the benchmark index (the “GHA Additional Index”);

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2016 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;
25

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2017 (unaudited) (continued)

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Fund with intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to the Fund by the Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Fund);
26

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITSs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective

27

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2017 (unaudited) (continued)

and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended March 31, 2017, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2016.

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Peer Group median over the one- and ten-year periods, but had underperformed its Category and Peer median over the three- and five-year periods. The Board also noted that the Fund had outperformed its benchmark index over the one-year period but had underperformed its benchmark index over the three-, five-, and ten-year periods. The Board further noted that the Fund had outperformed its GHA Additional Index over the one- and ten-year periods, but had underperformed its GHA Additional Index for the three- and five-year periods. The Board noted that the Fund’s performance has improved after being adversely affected by a prevailing bear market for commodities in recent years.

Fees and Expenses. The Board noted that the advisory fee rate and the total expense ratio, net of waivers or reimbursements, for the Fund were higher than the median advisory fee rates and the median expense ratios for its Category and Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2018 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions).

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

28

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Fund invests and the volatility of cash flows into and out of the Fund through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are deemed not to be excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, any economies of scale being realized are currently being shared by the Adviser and the Fund, and that adding or modifying existing (if any) breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

29

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGHASAR

SEMI-ANNUAL REPORT June 30, 2017 (unaudited)

VanEck VIP Trust

VanEck VIP Long/Short Equity Index Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2017.

VANECK VIP LONG/SHORT EQUITY INDEX FUND

June 30, 2017 (unaudited)

Dear Shareholder:

The VanEck VIP Long/Short Equity Index Fund (the “Fund”) gained 1.62% (Class S shares) for the six month period ended June 30, 2017. The Fund seeks to track, before fees and expenses, the performance of the MVIS™ North America Long/Short Equity Index1 (the “Index”). For the period, the Index returned 2.23%.

The Index follows a rules-based methodology to capture the performance of a group of North America-focused long/short equity hedge funds.2 Each month, the Index provider enhances the average performance of the funds by excluding from its index computation the risk-adjusted returns of funds that differ significantly from the average of the group as a whole. The exclusion of such outliers from the index computation aims to reduce the volatility of the Index that the Fund holds. This methodology produced returns with an annualized daily volatilities of 4.15% and 4.13%, respectively, for the Fund and the Index.

The lower volatility reflected the diversified allocation of the Fund’s assets among debt ETFs, equity ETFs, and cash during the period.

Fund’s Average Asset Allocation Jan-Jun 2017

Currency	Equity	High Yield Debt	US T-Bills
5%	31%	6%	58%

The equity allocation itself was split primarily between growth and value with only a small portion allocated to ETFs that invest in both.

Fund’s Average Equity Style Allocations Jan-Jun 2017

Growth	Value	Blend
56%	40%	4%

Technology (45%) and financials (42%) were the two largest specific industry allocations, with diversified (2%), consumer discretionary (6%), and industrial (5%) allocations accounting for the remainder.

	Consumer
Diversified	Discretionary	Technology	Financials	Industrials
2%	6%	45%	42%	5%

Market Overview

Technology ETFs outperformed most other sectors in the first six months of 2017, posting positive returns for every month but June when they sold off. In contrast, monthly returns of financial ETFs, led by banks, oscillated between gains and losses. With the Fund’s equity allocations

1

VANECK VIP LONG/SHORT EQUITY INDEX FUND

(unaudited) (continued)

split almost evenly between those two sectors, the Fund performed best when both sectors posted gains, and modestly otherwise. Despite its small gain for the period, the Fund had positive returns before fees in every month but March.

Outlook

The Fund’s extremely low volatility in 2017 reflects the underlying model’s reaction to the uneven performance of different sectors in the equity markets. It continues to maintain a significant allocation to growth and especially technology ETFs because those sectors have had steadier positive performances than others for the past several years that correspond to the “lookback” period for the model. This is likely to persist until other sectors begin to perform similarly, or until the performance of growth sectors weakens.

The Fund is subject to market risk, including possible loss of principal. Because the Fund is a “fund-of funds,” an investor will indirectly bear the principal risks of the exchange-traded products in which it invests, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, debt securities, commodities and derivatives. With respect to derivatives, the use of leverage may magnify losses. The Fund will bear its share of the fees and expenses of the exchange traded products. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an exchange-traded product. Because the Fund invests in exchange-traded products, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an exchange-traded product’s shares may be higher or lower than the value of its underlying assets, there may be a lack of liquidity in the shares of the exchange-traded product, or trading may be halted by the exchange on which they trade. Debt securities may be subject to credit risk and interest rate risk. Investments in debt securities typically decrease in value when interest rates rise. The Fund may actively engage in short selling, which entails special risks. If the Fund makes short sales in securities that increase in value, the fund will lose value. Because the Adviser relies heavily on proprietary quantitative models, the Fund is also subject to model and data risk. Please see the prospectus for information on these and other risk considerations.

2

We look forward to your participation in the VanEck VIP Long/Short Equity Index Fund and to helping you meet your investment needs in the future.

Marc S. Freed	David Schassler
Portfolio Manager	Deputy Portfolio Manager

July 19, 2017

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at net asset value (NAV). Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

3

VANECK VIP LONG/SHORT EQUITY INDEX FUND

(unaudited) (continued)

[1]	MVISTM North America Long/Short Equity Index (MVLSNATR) is constructed using a rules-based process and seeks to capture the performance of a group of long/short equity hedge funds that focus on North American companies.

[2]	“North American” means U.S. and Canadian exchanges only.
4

VANECK VIP LONG/SHORT EQUITY INDEX FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 to June 30, 2017.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

VANECK VIP LONG/SHORT EQUITY INDEX FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period* January 1, 2017 - June 30, 2017
Van Eck VIP Long/Short Equity Index Fund
Actual	$1,000.00	$1,016.20	$5.45
Hypothetical**	$1,000.00	$1,019.39	$5.46

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2017), of 1.09%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
6

VANECK VIP LONG/SHORT EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

June 30, 2017 (unaudited)

Number of Shares		Value

EXCHANGE TRADED FUNDS (a): 57.3%
927	iShares Russell 1000 Growth Index Fund	$110,332
3,678	Powershares QQQ Trust, Series 1	506,240
6,650	SPDR Bloomberg Barclays High Yield Bond ETF	247,380
Total Exchange Traded Funds (Cost: $864,022)		863,952

Principal Amount
SHORT-TERM INVESTMENTS: 34.9%
Government Obligation: 26.5% (Cost: $399,671)
	United States Treasury Bill
$400,000	0.87%, 08/03/17 (b)	399,671
Number of Shares		Value

Money Market Fund: 8.4% (Cost: $126,980)
126,980	AIM Treasury Portfolio — Institutional Class	$126,980
Total Short-Term Investments: 34.9% (Cost: $526,651)		526,651
Total Investments: 92.2% (Cost: $1,390,673)		1,390,603
Other assets less
liabilities (c): 7.8%		116,916
NET ASSETS: 100.0%		$1,507,519

(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website, at https://www.sec.gov/.
(b)	All or a portion of this security is segregated to meet minimum reserve requirements with the broker for securities sold short transactions.
(c)	Includes $224,116 segregated cash on deposit with the broker.

Summary of Investments by Sector	% of Investments	Value
Exchange Traded Funds	62.1%	$863,952
Government	28.8	399,671
Money Market Fund	9.1	126,980
	100.0%	$1,390,603

The summary of inputs used to value the Fund’s investments as of June 30, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$863,952	$—	$—	$863,952
Short-Term Investments Government Obligation	—	399,671	—	399,671
Money Market Fund	126,980	—	—	126,980
Total	$990,932	$399,671	$—	$1,390,603

There were no transfers between levels during the period ended June 30, 2017.

See Notes to Financial Statements

7

VANECK VIP LONG/SHORT EQUITY INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (unaudited)

Assets:
Investments, at value (Cost $1,390,673)	$1,390,603
Deposits with broker for securities sold short 224,116 Receivables:
Investments sold	921,639
Due from Adviser	5,517
Dividends and interest	1,369
Prepaid expenses	5
Total assets	2,543,249
Liabilities:
Payables:
Investments purchased	1,021,137
Shares of beneficial interest redeemed	21
Due to Distributor	308
Deferred Trustee fees	597
Accrued expenses	13,667
Total liabilities	1,035,730
NET ASSETS	$1,507,519
Shares of beneficial interest outstanding	59,980
Net asset value, redemption and offering price per share	$25.13
Net Assets consist of:
Aggregate paid in capital	$1,490,849
Net unrealized depreciation	(70)
Undistributed net investment income	364
Accumulated net realized gain	16,376
$1,507,519

See Notes to Financial Statements

8

VANECK VIP LONG/SHORT EQUITY INDEX FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2017 (unaudited)

Income:
Dividends		$7,258
Interest		1,850
Total income		9,108
Expenses:
Management fees	$4,886
Distribution fees	1,879
Transfer agent fees	6,543
Custodian fees	1,295
Professional fees	18,270
Reports to shareholders	7,075
Insurance	40
Trustees’ fees and expenses	240
Dividends on securities sold short	1,065
Other	298
Total expenses	41,591
Waiver of management fees	(4,886)
Expenses assumed by the Adviser	(28,498)
Net expenses		8,207
Net investment income		901
Net realized gain on:
Investments		31,225
Securities sold short		1,866
Net realized gain		33,091
Net change in unrealized appreciation (depreciation) on:
Investments		(10,067)
Net Increase in Net Assets Resulting from Operations		$23,925

See Notes to Financial Statements

9

VANECK VIP LONG/SHORT EQUITY INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
	(unaudited)
Operations:
Net investment income (loss)	$901	$(7,099)
Net realized gain	33,091	42,223
Net change in unrealized appreciation (depreciation)	(10,067)	3,853
Net increase in net assets resulting from operations	23,925	38,977
Dividends to shareholders from:
Net investment income	—	(2,686)
Share transactions*:
Proceeds from sale of shares	61,058	1,242,320
Reinvestment of dividends	—	2,686
Cost of shares redeemed	(85,582)	(1,044,578)
Net increase (decrease) in net assets resulting from share transactions	(24,524)	200,428
Total increase (decrease) in net assets	(599)	236,719
Net Assets:
Beginning of period	1,508,118	1,271,399
End of period (including undistributed (accumulated) net investment income (loss) of $364 and $(537), respectively)	$1,507,519	$1,508,118
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	2,452	51,877
Shares reinvested	—	113
Shares redeemed	(3,444)	(43,663)
Net increase (decrease)	(992)	8,327

See Notes to Financial Statements

10

VANECK VIP LONG/SHORT EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	For the Six Months Ended June 30,		Year Ended December 31,		For the Period September 17, 2014 (a) through December 31,
	2017		2016	2015	2014
	(unaudited)
Net asset value, beginning of period	$24.73		$24.15	$25.45	$25.15
Income from investment operations:
Net investment income (loss)	0.01		(0.12)	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.39		0.75	(0.82)	0.25
Total from investment operations	0.40		0.63	(0.79)	0.30
Less dividends and distributions from:
Net investment income	—		(0.05)	(0.05)	—
Net realized capital gains	—		—	(0.46)	—
Total dividends and distributions	—		(0.05)	(0.51)	—
Net asset value, end of period	$25.13		$24.73	$24.15	$25.45
Total return (b)	1.62	%(c)	2.62%	(3.10)%	1.19	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,508		$1,508	$1,271	$1,029
Ratio of gross expenses to average net assets (e)	5.53	%(d)	5.07%	8.12%	21.70	%(d)
Ratio of net expenses to average net assets (e)	1.09	%(d)	1.15%	1.06%	1.53	%(d)
Ratio of net expenses, excluding dividends on securities sold short, to average net assets (e)	0.95	%(d)	0.95%	0.95%	0.95	%(d)
Ratio of net investment income (loss) to average net assets (e)	0.12	%(d)	(0.51)%	0.15%	0.73	%(d)
Portfolio turnover rate	448	%(c)	798%	454%	276	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds

See Notes to Financial Statements

11

VANECK VIP LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2017 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Long/Short Equity Index Fund (the “Fund”) is a diversified series of the Trust and was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities, consisting of substantially all of the same weighting in the MVIS North America Long/Short Equity Index, which is published by MV Index Solutions GmbH, a wholly-owned subsidiary of Van Eck Associates Corporation (the “Adviser”). The Fund currently offers a single class of shares: Class S Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Exchange traded funds as well as closed-end publicly listed fund investments are valued at their official market closing price and are categorized as Level 1 in the fair value hierarchy (as described below). Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest
12

approximates market value. The Pricing Committee of the Adviser provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
13

VANECK VIP LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Securities Sold Short—A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. In order to satisfy certain minimum reserve requirements to initiate a short sale transaction, the Fund must pledge to the broker permissible liquid assets, which are held in a segregated account at the custodian. These segregated assets, if any, are reflected in the Schedule of Investments. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker and/or custodian sufficient to cover its short positions. These segregated assets, if any, are reflected in the Schedule of Investments. At June 30, 2017, the Fund held no open short positions.
14

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the period ended June 30, 2017.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.65% of

15

VANECK VIP LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2018, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% of the Fund’s average daily net assets. For the period ended June 30, 2017, the Adviser waived management fees in the amount of $4,886 and assumed other expenses of $28,498.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets.

Note 5—Investments—For the period ended June 30, 2017, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $3,291,592 and $3,184,016 respectively. Proceeds of short sales and the cost of purchases of short sale covers aggregated to $555,712 and $553,846, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2017 was $1,390,957 and net unrealized depreciation aggregated to $354, of which $0 related to appreciated securities and $354 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders for the year ended December 31, 2016 was as follows:

Ordinary income	$2,686

The tax character of current year distributions will be determined at the end of the current fiscal year.

16

At December 31, 2016, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration Short-Term Capital Losses
$16,431

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. During the period ended June 30, 2017, the Fund did not incur any interest or penalties.

Note 7—Concentration Risk—The Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities. The Fund may indirectly own foreign securities. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

In March 2017, the United Kingdom triggered Article 50, and is now scheduled to leave the European Union by the end of March 2019. There is uncertainty on exactly how the withdrawal will take place and the terms of the Brexit deal. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

At June 30, 2017, the Adviser owned approximately 68% of the Fund’s outstanding shares of beneficial interest. The aggregate shareholder accounts owned by one insurance company is approximately 31% of the Fund’s outstanding shares of beneficial interest.

17

VANECK VIP LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” on the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2017, the Fund had no borrowings under the Facility.

Note 10—Recent Accounting Pronouncements and Regulatory Requirements—In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures. Any required changes will be implemented for interim and annual periods after August 1, 2017.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

18

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2017 (unaudited)

VANECK VIP LONG/SHORT EQUITY INDEX FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 23, 2017, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 6, 2017 and June 22 and 23, 2017 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;
19

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2017 (unaudited) (continued)

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods (as applicable) ended March 31, 2017 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a subgroup of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2016 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;
20

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Fund with intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to the Fund by the Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Fund);

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and
21

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2017 (unaudited) (continued)

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITSs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to

22

monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended March 31, 2017, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2016.

Performance. The Board noted that the Fund seeks to track, before fees and expenses, the performance of the MVIS North America Long/Short Equity Index (the “L/S Index”) and that the Fund had underperformed the L/S Index over the one-year period. The Board also noted that the difference between the performance of the Fund and the performance of the L/S Index during the one-year period is reasonable in light of the impact of cash flows and expenses on the performance of the Fund. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the fee rate payable for advisory services and the total expense ratio, net of waivers or reimbursements, for the Fund were lower than the median advisory fee rates and total expense ratios of the Fund’s Category and Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2018 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions).

On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s

23

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2017 (unaudited) (continued)

profits of the volatility of the markets in which the Fund invests and the volatility of cash flows into and out of the Fund through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are deemed not to be excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, any economies of scale being realized are currently being shared by the Adviser and the Fund, and that adding or modifying existing (if any) breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for the Fund for an additional one-year period.

24

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPLSESAR

Item 2. CODE OF ETHICS.

  Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

  Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules
     13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a)
       under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VIP TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                         ---------------------------------------------------------
Date September 8, 2017
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, Chief Executive Officer
                        --------------------------------------------
Date September 8, 2017
     ------------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                        -----------------------------------------------------------

Date September 8, 2017
     ------------------